                                                               EXECUTION VERSION

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement"), is dated and effective as of September 12, 2007, between Principal Commercial
Funding II, LLC ("PCFII"), as seller (in such capacity, together with its successors and permitted assigns hereunder, the "Mortgage Loan Seller"), and
Bear Stearns Commercial Mortgage Securities Inc. ("BSCMSI"), as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the
"Purchaser").

                                    RECITALS

            PCFII desires to sell, assign, transfer, set over and otherwise convey to BSCMSI, without recourse, representation or warranty, other than as set forth herein, and BSCMSI desires to purchase, subject to the terms and conditions set forth herein, the multifamily and commercial mortgage loans
(collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"), as such schedule may be amended from time to time pursuant to the terms hereof.

            BSCMSI intends to create a trust (the "Trust"), the primary assets of which will be a segregated pool of multifamily and commercial mortgage loans that includes the Mortgage Loans and certain other commercial and multifamily mortgage loans (collectively, the "Trust Mortgage Loans"). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of mortgage pass-through certificates (the
"Certificates"). Certain classes of the Certificates will be rated by Standard &
Poor's Ratings Services, a division of The McGraw Hill Companies, Inc., and
Fitch, Inc. (together, the "Rating Agencies"). Certain classes of the
Certificates (the "Registered Certificates") will be registered under the
Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of September 1, 2007 (the "Pooling and Servicing
Agreement"), among BSCMSI, as depositor (in such capacity, the "Depositor"),
Prudential Asset Resources, Inc., as a master servicer (in such capacity, a
"Master Servicer"), Wells Fargo Bank, National Association, as a master servicer
(in such capacity, a "Master Servicer"), as certificate administrator (in such capacity, the "Certificate Administrator") and as tax administrator (in such capacity, the "Tax Administrator"), Centerline Servicing Inc., as a special servicer (a "Special Servicer"), and LaSalle Bank National Association, as
trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing
Agreement as in full force and effect on the Closing Date (as defined in Section
1 hereof). It is anticipated that BSCMSI will transfer the Mortgage Loans to the
Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

            BSCMSI intends to sell the Registered Certificates to Bear, Stearns
& Co. Inc. ("BSC") and Morgan Stanley & Co. Incorporated ("Morgan Stanley"; and
together with BSC in such capacity, the "Underwriters"), pursuant to an underwriting agreement, dated the date hereof (the "Underwriting Agreement"), among BSCMSI and the Underwriters; and BSCMSI intends to sell the remaining
Certificates (the "Non-Registered Certificates") to BSC and Morgan Stanley
(together in such capacities, the "Initial Purchasers") pursuant to a certificate purchase agreement, dated the date hereof (the "Certificate Purchase
Agreement"), among BSCMSI and

the Initial Purchasers. The Registered Certificates are more fully described in the prospectus dated May 29, 2007 (the "Base Prospectus"), and the supplement to the Base Prospectus dated September 12, 2007 (the "Prospectus Supplement"; and, together with the Base Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered Certificates are more fully described in the private placement memorandum dated the date hereof (the
"Memorandum"), as it may be amended or supplemented at any time hereafter.

            PCFII will indemnify the Depositor, the Underwriters the Initial
Purchasers and certain related parties with respect to the disclosure regarding the Mortgage Loans that is contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the
Certificates, pursuant to an indemnification agreement, dated as of the date hereof (the "Indemnification Agreement"), among PCFII, the Depositor, the
Underwriters and the Initial Purchasers.

            As used herein, "Regulation AB" means Subpart 229.1100 - Asset
Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release
(Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg.
1,506-1,631 (January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase. The Mortgage Loan Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the
Purchaser agrees to purchase from the Mortgage Loan Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on September 27, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the Cut-off Date, the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans on or before such date, whether or not received, of $637,335,838, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall equal the amount set forth as such purchase price in a letter dated as of
September 27, 2007, between the parties to this Agreement, which purchase price excludes accrued interest and applicable deal expenses. The Purchaser shall pay such purchase price, plus interest accrued on the Mortgage Loans from the
Cut-off Date to the Closing Date and any applicable deal expenses, to the
Mortgage Loan Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a)   Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and the other conditions to the Mortgage Loan Seller's obligations set forth herein, the Mortgage Loan
Seller does hereby sell, assign, transfer, set over and otherwise convey to the
Purchaser, without recourse, representation or warranty, other than

                                        2

as set forth herein, all of the right, title and interest of the Mortgage Loan
Seller in, to and under the Mortgage Loans and all documents included in the related Mortgage Files and Servicing Files. Such assignment includes all scheduled payments of principal and interest under and proceeds of the Mortgage
Loans received after their respective Cut-off Dates (other than scheduled payments of interest and principal due on or before their respective Cut-off
Dates, which shall belong and be promptly remitted to the Mortgage Loan Seller)
together with all documents delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan Seller (including all documents included in the related Mortgage Files and Servicing Files and any related Additional Collateral). The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective
Cut-off Dates, which shall belong to the Mortgage Loan Seller). In no event, however, shall such conveyance and assignment constitute or be construed as an assumption by the Purchaser of, in the case of any Mortgage Loan that is part of a Mortgage Loan Group, any obligation or liability that is imposed only on the initial holder of such Mortgage Loan under the terms of the related Mortgage
Loan Group Intercreditor Agreement.

            After the Mortgage Loan Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Mortgage Loan Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Mortgage Loan Seller is expressly permitted to complete subsequent to the
Closing Date, the Mortgage Loan Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the
Mortgage Loans by the Mortgage Loan Seller to the Purchaser.

            The parties acknowledge that a servicing rights purchase agreement dated as of the date hereof will be executed between the applicable Master
Servicer for the Mortgage Loans sold hereunder and the Mortgage Loan Seller, which agreement shall entitle the Mortgage Loan Seller (as the present owner of the Mortgage Loans) to a separate payment from such Master Servicer in exchange for the benefit of such Master Servicer becoming the applicable Master Servicer of the Mortgage Loans sold hereunder (and any Replacement Pooled Mortgage Loan therefor) and also will contemplate the execution and delivery of the PCFII
Primary Servicing Agreement providing for the primary servicing of the Mortgage
Loans sold hereunder (and any Replacement Pooled Mortgage Loans therefor) by
Principal Global Investors, LLC (or a successor thereto).

            (b)   The conveyance of the Mortgage Loans and the related rights and property accomplished hereby is intended by the parties hereto to constitute a sale by the Mortgage Loan Seller of all the Mortgage Loan Seller's right, title and interest in and to such Mortgage Loans and such other related rights and property by the Mortgage Loan Seller to the Purchaser. Furthermore, it is
not intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, then:
(i) this Agreement shall constitute a security agreement under applicable law;
(ii) the Mortgage Loan Seller shall be deemed to have granted to the Purchaser a first priority security interest in all of the Mortgage

                                        3

Loan Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holder(s) of the Mortgage Loans in accordance with the terms thereof (other than scheduled payments of interest and principal due and payable on such Mortgage Loans on or prior to their respective Cut-Off Dates or, in the case of a Replacement Pooled Mortgage Loan, on or prior to the related date of substitution); (iii) the assignment by BSCMSI to the Trustee of its interests in the Mortgage Loans as contemplated by Section 15 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser (or the Trustee or its agent) of the Mortgage Notes with respect to the Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law; and (v)
notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Mortgage Loan Seller and the
Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and
Servicing Agreement.

            (c)   In connection with the Mortgage Loan Seller's assignment
pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the
Trustee or a Custodian appointed thereby, on or before the Closing Date, the
Mortgage Note for each Mortgage Loan so assigned, endorsed to the Trustee as specified in clause (i) of the definition of "Mortgage File", and, on or before the date that is 45 days following the Closing Date, the remainder of the
Mortgage File for each Mortgage Loan and any Additional Collateral (other than original Letters of Credit and Reserve Funds, which shall be transferred to the
Trustee or to the applicable Master Servicer (or a Primary Servicer on its behalf) for each Mortgage Loan. Notwithstanding the preceding sentence, if the
Mortgage Loan Seller cannot so deliver, or cause to be delivered, as to any
Mortgage Loan (exclusive of any Mortgage Loan that constitutes a
Non-Trust-Serviced Pooled Mortgage Loan), the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vii) and
(ix)(A) of the definition of "Mortgage File", with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, then (subject to the obligation of the Mortgage Loan Seller to nonetheless (1)
from time to time make or cause to be made reasonably diligent efforts to obtain such document or instrument (with such evidence) if it is not returned within a reasonable period after the date when it was transmitted for recording and (2)
deliver such document or instrument to the Trustee or a Custodian appointed thereby (if such document or instrument is not otherwise returned to the Trustee or such Custodian) promptly upon the Mortgage Loan Seller's receipt thereof), so long as a copy of such document or instrument, certified by the Mortgage Loan
Seller or title agent as being a copy of the document deposited for recording or filing and (in the case of such clause (ii)) accompanied by an Officer's
Certificate of the Mortgage Loan Seller or a statement from the title agent to the effect that such original Mortgage has been sent to the appropriate public recording official for recordation, has

                                        4

been delivered to the Trustee on or before the date that is 45 days following the Closing Date, the delivery requirements of this subsection shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, and if the Mortgage
Loan Seller cannot or does not so deliver, or cause to be delivered, as to any
Mortgage Loan (exclusive of any Mortgage Loan that constitutes a
Non-Trust-Serviced Pooled Mortgage Loan), the original of any of the documents and/or instruments referred to in clauses (iv) and (ix)(B) of the definition of
"Mortgage File", because such document or instrument has been delivered for recording or filing, as the case may be, then (subject to the obligation of the
Mortgage Loan Seller to nonetheless (1) from time to time make or cause to be made reasonably diligent efforts to obtain such document or instrument (with such evidence) if it is not returned within a reasonable period after the date when it was transmitted for recording and (2) deliver such document or instrument to the Trustee or a Custodian appointed thereby (if such document or instrument is not otherwise returned to the Trustee or such Custodian) promptly upon the Mortgage Loan Seller's receipt thereof), so long as a copy of such document or instrument, certified by the Mortgage Loan Seller, a title agent or a recording or filing agent as being a copy of the document deposited for recording or filing and accompanied by an Officer's Certificate of the Mortgage
Loan Seller or a statement from the title agent that such document or instrument has been sent to the appropriate public recording official for recordation
(except that such certification shall not be required if the Trustee is responsible for recordation of such document or instrument under the Pooling and
Servicing Agreement and the Mortgage Loan Seller has delivered the original unrecorded document or instrument to the Trustee on or before the date that is
45 days following the Closing Date), has been delivered to the Trustee on or before the date that is 45 days following the Closing Date, the delivery requirements of this subsection shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. In addition, with respect to each Mortgage Loan
(exclusive of any Mortgage Loan that constitutes a Non-Trust-Serviced Pooled
Mortgage Loan) under which any Additional Collateral is in the form of a Letter of Credit as of the Closing Date, the Mortgage Loan Seller shall cause to be prepared, executed and delivered to the issuer of each such Letter of Credit such notices, assignments and acknowledgments as are required under such Letter of Credit to assign, without recourse, to the Trustee either the Mortgage Loan
Seller's (i) rights as the beneficiary thereof and drawing party thereunder or
(ii) right to receive the proceeds of any draw under such Letter of Credit (it being acknowledged that the Mortgage Loan Seller shall not be required to change the named beneficiary of such Letter of Credit). In addition, the Mortgage Loan
Seller hereby agrees that (i) the proceeds of such Letter of Credit belong to the Trustee on behalf of the Certificateholders, (ii) it shall notify, on or before the Closing Date, the bank issuing such Letter of Credit that such Letter of Credit and the proceeds thereof belong to the Trustee, and shall use reasonable efforts to obtain within 30 days (but in any event to obtain within
90 days) following the Closing Date, an acknowledgement thereof by the bank or a reissued letter of credit and (iii) it will indemnify the Trust for any liabilities, charges, costs, fees or other expenses accruing from the failure of the Mortgage Loan Seller to assign to the Trust all rights in and to such Letter of Credit as set forth herein, including the right and power to draw on such
Letter of Credit. Furthermore, with respect to each Mortgage Loan, if any, as to which there exists a secured creditor impaired property insurance policy or pollution limited liability environmental impairment policy covering the related
Mortgaged Property, the Mortgage Loan Seller shall cause such policy, within a reasonable period following the Closing Date, to inure to the benefit

                                        5

of the Trustee for the benefit of the Certificateholders (if and to the extent that it does not by its terms automatically inure to the holder of such Mortgage
Loan). For purposes of this paragraph, the relevant definition of "Mortgage
File" shall be the definition of such term set forth in the Pooling and
Servicing Agreement as in full force and effect on the Closing Date.

            (d)   As soon as reasonably possible, and in any event within 45 days after the later of (i) the Closing Date (or in the case of a Replacement
Pooled Mortgage Loan substituted as contemplated by Section 2.03 of the Pooling and Servicing Agreement, after the related date of substitution) and (ii) the date on which all recording information necessary to complete the subject document is received by the Mortgage Loan Seller, the Mortgage Loan Seller shall complete (to the extent necessary), and shall submit for recording or filing, as the case may be, including via electronic means, if appropriate, in or with the appropriate office for real property records or UCC Financing Statements, as applicable, each assignment of Mortgage and assignment of Assignment of Leases
(except, in each case, with respect to any Mortgage or Assignment of Leases that has been recorded in the name of MERS or its designee) in favor of the Trustee referred to in clause (iv) of the definition of "Mortgage File" in the Pooling and Servicing Agreement and each assignment of UCC Financing Statement (except with respect to any UCC Financing Statement that has been recorded in the name of MERS or its designee) in favor of the Trustee referred to in clause (ix)(B)
of the definition of "Mortgage File" in the Pooling and Servicing Agreement.
Each such assignment shall reflect that it should be returned by the public recording office to the Trustee following recording, and each such assignment of
UCC Financing Statement shall reflect that the file copy thereof or an appropriate receipt therefor, as applicable, should be returned to the Trustee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases the Trustee shall obtain therefrom a copy of the recorded original. If the Mortgage Loan Seller receives written notice that any assignment or other instrument of transfer with respect to the Mortgage Loans is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the
Mortgage Loan Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be. The Mortgage Loan Seller shall be responsible for all reasonable out-of-pocket costs and expenses associated with recording and/or filing any and all assignments and other instruments of transfer with respect to the Mortgage Loans that are required to be recorded or filed, as the case may be, under the Pooling and Servicing Agreement; provided that the Mortgage Loan Seller shall not be responsible for actually recording or filing any such assignments or other instruments of transfer or for costs and expenses that the related Borrowers have agreed to pay. With respect to each
Mortgage, Assignment of Leases and UCC Financing Statement that has been recorded in the name of MERS or its designee (if any), the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee to be shown as the owner of such Mortgage, Assignment of Leases or UCC Financing Statement on the
records of MERS.

            (e)   In connection with the Mortgage Loan Seller's assignment
pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the applicable Master Servicer, on or before the date that is 45 days after the
Closing Date, in the case of the items in clause (i) below, and 20 days after the Closing Date, in the case of the items in clause (ii) below, the following items (except to the extent that any of the following items are to be retained by a Primary Servicer or Sub-Servicer that will continue to act on behalf of the applicable Master Servicer as contemplated by

                                        6

the Pooling and Servicing Agreement and a Primary Servicing Agreement or
Sub-Servicing Agreement and except to the extent that any of the following items relate to any Mortgage Loan that constitutes a Non-Trust-Serviced Pooled
Mortgage Loan): (i) originals or copies of all financial statements, appraisals, environmental/engineering reports, transaction screens, seismic assessment reports, leases, rent rolls, insurance policies and certificates, major space leases, legal opinions and tenant estoppels and any other relevant documents relating to the origination and servicing of any Mortgage Loan that are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan in the possession or under the control of the Mortgage
Loan Seller that relate to the Mortgage Loans transferred by it to the Purchaser and, to the extent that any original documents are not required to be a part of a Mortgage File for any such Mortgage Loan, originals or copies of all documents, certificates and opinions in the possession or under the control of the Mortgage Loan Seller that were delivered by or on behalf of the related
Borrowers in connection with the origination of such Mortgage Loans (provided that the Mortgage Loan Seller shall not be required to deliver any attorney-client privileged communication, draft documents or any documents or materials prepared by it or its Affiliates for internal uses, including without limitation, credit committee briefs or memoranda and other internal approval documents); and (ii) all unapplied Reserve Funds and Escrow Payments in the possession or under the control of the Mortgage Loan Seller that relate to the
Mortgage Loans.

            (f)   Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Mortgage Loan Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Mortgage
Loan Seller shall cause all of its records to reflect such transfer as a sale
(as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Mortgage Loan Seller.

            (g)   The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing
Agreement. The Mortgage Loan Seller shall, within 15 days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such
Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule; provided that this sentence shall not be construed to relieve the Mortgage Loan Seller of any liability for any related Breach.

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence
Review. The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the
Mortgage Loans, that may be undertaken by or on behalf of the Purchaser on or before the Closing Date. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller's representations and warranties made pursuant to Section 4, except as expressly set forth in Section
5.

                                        7

            SECTION 4. Representations, Warranties and Covenants of the Mortgage
Loan Seller and the Purchaser.

            (a)   The Mortgage Loan Seller hereby makes, as of the Closing Date
(and, in connection with any replacement of a Defective Mortgage Loan (as defined in Section 4(d) hereof) with one or more Replacement Mortgage Loans
(also as defined in Section 4(d) hereof), pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the Closing Date, to and for the benefit of the Mortgage
Loan Seller, each of the representations and warranties set forth in Exhibit
B-2.

            (b)   The Mortgage Loan Seller hereby makes, as of the Closing Date
(or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C.

            (c)   The Mortgage Loan Seller hereby represents and warrants, as of the Closing Date, to and for the benefit of BSCMSI only, that the Mortgage Loan
Seller has not dealt with any broker, investment banker, agent or other person
(other than the Depositor, the Underwriters and the Initial Purchasers) who may
be entitled to any commission or compensation in connection with the sale to the
Purchaser of the Mortgage Loans.

            (d)   The Mortgage Loan Seller hereby represents and warrants that, with respect to the Mortgage Loans and the Mortgage Loan Seller's role as
"originator" (or the role of any third party as "originator" of any Mortgage
Loan for which the Mortgage Loan Seller was not the originator) and "sponsor" in connection with the issuance of the Registered Certificates, the information regarding the Mortgage Loans, the related Borrowers, the related Mortgaged
Properties and/or the Mortgage Loan Seller contained in the Prospectus
Supplement complies in all material respects with the applicable disclosure requirements of Regulation AB.

            (e)   For so long as the Trust is subject to the reporting
requirements of the Exchange Act, the Mortgage Loan Seller hereby agrees to provide the Purchaser (or with respect to any Serviced Non-Pooled Pari Passu
Companion Loan that is deposited into an Other Securitization, the depositor in such Other Securitization) and the Certificate Administrator with any Additional
Form 10-D Disclosure and any Additional Form 10-K Disclosure opposite which
"Pooled Mortgage Loan Seller" is set forth on Schedule IX and Schedule X to the
Pooling and Servicing Agreement within the time periods and in accordance with the provisions set forth in the Pooling and Servicing Agreement.

            (f)   The Mortgage Loan Seller hereby agrees that it shall be deemed to make to and for the benefit of the Purchaser, as of the date of substitution, with respect to any replacement mortgage loan (a "Replacement Mortgage Loan")
that is substituted for a Defective Mortgage Loan, by the Mortgage Loan Seller
pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C to this Agreement. From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes. A "Defective Mortgage
Loan" is any Mortgage Loan as to which there is an unremedied Material Breach or
Material Document Defect.

                                        8

            (g)   It is understood and agreed that the representations and
warranties set forth in or made pursuant to this Section 4 shall survive delivery of the respective Mortgage Files to the Purchaser or its designee and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement or assignment.

            SECTION 5. Notice of Breach; Cure, Repurchase and Substitution.

            (a)   The Mortgage Loan Seller shall, not later than 90 days from discovery by the Mortgage Loan Seller, or the receipt by the Mortgage Loan
Seller of notice, of any Material Breach or Material Document Defect with respect to any Mortgage Loan (or, if such Material Breach or Material Document
Defect, as the case may be, related to whether such Mortgage Loan is, or as of the Closing Date (or, in the case of a Replacement Mortgage Loan, as of the related date of substitution), was a Qualified Mortgage, and provided that the
Mortgage Loan Seller discovered or received prompt written notice thereof, within 90 days after any earlier discovery by the Mortgage Loan Seller or any party to the Pooling and Servicing Agreement of such Material Breach or Material
Document Defect, as the case may be) (such 90-day period, in any case, the
"Initial Resolution Period"), correct or cure such Material Document Defect or
Material Breach, as the case may be, in all material respects, or repurchase the affected Mortgage Loan at the applicable Purchase Price; provided that if the
Mortgage Loan Seller certifies to the Trustee in writing (i) that such Material
Document Defect or Material Breach, as the case may be, does not relate to whether the affected Mortgage Loan is or, as of the Closing Date (or, in the
case of a Replacement Mortgage Loan, as of the related date of substitution), was a Qualified Mortgage, (ii) that such Material Document Defect or Material
Breach, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) that such Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Material Document
Defect or Material Breach, as the case may be, during the applicable Initial
Resolution Period, and (iv) that such Mortgage Loan Seller anticipates that such
Material Document Defect or Material Breach, as the case may be, will be cured within an additional 90-day period (such additional 90-day period, the
"Resolution Extension Period"), then the Mortgage Loan Seller shall have an additional period equal to any such applicable Resolution Extension Period to complete such correction or cure (or, upon failure to complete such correction or cure, to repurchase the affected Mortgage Loan); and provided, further, that, in lieu of repurchasing the affected Mortgage Loan as contemplated above (but, in any event, no later than such repurchase would have to have been completed), such Mortgage Loan Seller shall be permitted, during the three-month period following the Startup Day for the REMIC Pool that holds the affected Mortgage
Loan (or during the two-year period following such Startup Day if the affected
Mortgage Loan is a "defective obligation" within the meaning of Section
860G(a)(4)(B)(ii) of the Code and Treasury regulation section 1.860G-2(f)), to replace the affected Mortgage Loan with one or more Qualifying Substitute
Mortgage Loans and to pay a cash amount equal to the applicable Substitution
Shortfall Amount. The parties hereto agree that delivery by the Trustee (or a
Custodian on its behalf) of a certification or schedule of exceptions to the
Mortgage Loan Seller pursuant to the Pooling and Servicing Agreement shall not in and of itself constitute delivery of notice of any Material Document Defect or knowledge of the Mortgage Loan Seller of any Material Document Defect
therein. If any Mortgage Loan is to be repurchased or replaced as contemplated by this subsection, the Purchaser or its designee shall be entitled to designate the account to which funds in the amount of the applicable Purchase Price or
Substitution Shortfall Amount (as the case may be) are to be wired. Any such repurchase or

                                        9

replacement of a Mortgage Loan shall be on a whole loan, servicing released basis. Notwithstanding this subsection, the absence from the Mortgage File, (i)
on the Closing Date of the Mortgage Note (or a lost note affidavit and indemnity with a copy of the Mortgage Note) and (ii) by the first anniversary of the
Closing Date of originals or copies of the following documents (without the presence of any factor that reasonably mitigates such absence, non-conformity or irregularity) or of any Specially Designated Mortgage Loan Document shall be conclusively presumed to be a Material Document Defect and shall obligate the
Mortgage Loan Seller to cure such Material Document Defect, or, failing that, repurchase the related Mortgage Loan or REO Mortgage Loan, all in accordance with the procedures set forth herein: (a) the Mortgage and any separate
Assignment of Leases as described by clauses (ii) and (iii) of the definition of
"Mortgage File"; (b) the title insurance policy as described in clause (viii) of the definition of "Mortgage File" (or, if the policy has not yet been issued, an original or copy of a written commitment "marked-up" at the closing of such
Mortgage Loan, interim binder or the pro forma title insurance policy, in each case evidencing a binding commitment to issue such policy); or (c) the assignment of Mortgage (and any separate Assignment of Leases) as described by clause (iv) of the definition of "Mortgage File". For purposes of this paragraph, the relevant definition of "Mortgage File" shall be the definition of such term set forth in the Pooling and Servicing Agreement as in full force and effect on the Closing Date.

            The remedies provided for in this subsection with respect to any
Material Document Defect or Material Breach with respect to any Mortgage Loan shall apply to the related REO Property.

            If (x) a Defective Mortgage Loan is to be repurchased or replaced as described above, (y) such Defective Mortgage Loan is part of a
Cross-Collateralized Group and (z) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to the other Mortgage Loan(s) that are a part of such
Cross-Collateralized Group (the "Other Crossed Loans") (without regard to this paragraph), then the applicable Document Defect or Breach (as the case may be)
shall be deemed to constitute a Material Document Defect or Material Breach (as the case may be) as to each such Other Crossed Loan for purposes of the above provisions, and the Mortgage Loan Seller shall be obligated to repurchase or replace each such Other Crossed Loan in accordance with the provisions above unless, in the case of such Breach or Document Defect:

                  (A)   the Mortgage Loan Seller (at its expense) delivers or
      causes to be delivered to the Trustee an Opinion of Counsel to the effect that its repurchase of only those Mortgage Loans as to which a Material
      Breach has actually occurred without regard to the provisions of this paragraph (the "Affected Loan(s)") and the operation of the remaining provisions of this Section 5(a) will not result in an Adverse REMIC Event with respect to any REMIC Pool, or an Adverse Grantor Event with respect to either Grantor Trust Pool, under the Pooling and Servicing Agreement;
      and

                  (B)   both of the following conditions would be satisfied if
      the Mortgage Loan Seller were to repurchase or replace only the Affected
      Loans and not the Other Crossed Loans:

                                       10

                        (i)   the debt service coverage ratio for all such Other
            Crossed Loan (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement is not less than the least of (A) 0.10x below the debt service coverage ratio for the Cross-Collateralized Group (including the Affected
            Loan(s)) set forth in Appendix B to the Prospectus Supplement, (B)
            the debt service coverage ratio for the Cross-Collateralized Group
            (including the Affected Loan(s)) for the four preceding calendar quarters preceding the repurchase or replacement and (C) 1.25x; and

                        (ii)  the loan-to-value ratio for the Other Crossed
            Loans is not greater than the greatest of (A) the loan-to-value ratio, expressed as a whole number (taken to one decimal place), for the Cross-Collateralized Group (including the Affected Loan(s)) set forth in Appendix B to the Prospectus Supplement plus 10%, (B) the loan-to-value ratio for the Cross-Collateralized Group (including the Affected Loan(s)) at the time of repurchase or replacement, and
            (C) 75%.

                  The determination of the applicable Master Servicer as to
      whether the conditions set forth above have been satisfied shall be conclusive and binding in the absence of manifest error. The applicable
      Master Servicer will be entitled to cause to be delivered, or direct the
      Mortgage Loan Seller to (in which case the Mortgage Loan Seller shall)
      cause to be delivered, to the applicable Master Servicer an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (ii) above has been satisfied, in each case at the expense of the Mortgage Loan Seller if the scope and cost of the Appraisal is approved by the Mortgage Loan Seller and the
      Controlling Class Representative (such approval not to be unreasonably withheld in each case).

                  With respect to any Defective Mortgage Loan that forms a part of a Cross-Collateralized Group and as to which the conditions described in the preceding paragraph are satisfied, such that the Trust Fund will continue to hold the Other Crossed Loans, the Mortgage Loan Seller and the
      Purchaser agree to forbear from enforcing any remedies against the other's
      Primary Collateral but each is permitted to exercise remedies against the
      Primary Collateral securing its respective Mortgage Loans, including with respect to the Trustee, the Primary Collateral securing the Affected
      Loan(s) still held by the Trustee, so long as such exercise does not impair the ability of the Mortgage Loan Seller to exercise its remedies against its Primary Collateral. If the exercise of remedies by one such party would impair the ability of the other such party to exercise its remedies with respect to the Primary Collateral securing the Affected Loan or the Other Crossed Loans, as the case may be, held by the other such party, then both parties shall forbear from exercising such remedies unless and until the Mortgage Loan Documents evidencing and securing the relevant Mortgage Loans can be modified in a manner that complies with this Agreement to remove the threat of impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing any of the Cross-Collateralized Loans shall be allocated between the Mortgage Loans in accordance with the Mortgage Loan Documents, or otherwise on a pro rata basis based upon their outstanding Stated
      Principal Balances. All other terms of the Mortgage Loans shall

                                       11

      remain in full force and effect, without any modification thereof. The
      Borrowers set forth on Schedule V to the Pooling and Servicing Agreement are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any
      Mortgage Loan without the related Borrower's consent.

                  All costs and expenses incurred by the Trustee and the
      applicable Master Servicer with respect to any Cross-Collateralized Group pursuant to the preceding paragraph shall be included in the calculation of Purchase Price for the Affected Loan(s) to be repurchased or replaced.

            (b)   Whenever one or more Replacement Mortgage Loans are
substituted for a Defective Mortgage Loan by the Mortgage Loan Seller as
contemplated by this Section 5, upon direction by the applicable Master
Servicer, the Mortgage Loan Seller shall deliver to the Trustee the related
Mortgage File and a certification to the effect that such Replacement Mortgage
Loan satisfies or such Replacement Mortgage Loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage
Loan". No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 5 if the Mortgage Loan to be replaced was itself a
Replacement Mortgage Loan, in which case, absent a cure of the relevant Material
Breach or Material Document Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each corresponding Deleted Mortgage
Loan (if any) after its respective Cut-off Date and on or prior to the related date of substitution, shall be part of the Trust Fund. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after the related date of substitution, shall not be part of the Trust Fund and are to be remitted by the applicable Master Servicer to the Mortgage Loan Seller promptly following receipt.

            If any Mortgage Loan is to be repurchased or replaced by the
Mortgage Loan Seller as contemplated by this Section 5, upon direction by the applicable Master Servicer, the Mortgage Loan Seller shall amend the Mortgage
Loan Schedule to reflect the removal of any Deleted Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and deliver or cause the delivery of such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement. Upon any substitution of one or more Replacement Mortgage Loans for a Deleted Mortgage Loan, such Replacement
Mortgage Loan(s) shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

            (c)   Upon the date when the full amount of the Purchase Price or
Substitution Shortfall Amount (as the case may be) for any Mortgage Loan repurchased or replaced by the related Mortgage Loan Seller as contemplated by this Section 5 has been deposited in the account designated therefor by the
Purchaser (or the applicable Master Servicer on its behalf), and further, if applicable, upon receipt by the Purchaser (or the Trustee or a Custodian appointed thereby) of the Mortgage File for each Replacement Mortgage Loan (if any) to be substituted for a Deleted Mortgage Loan, together with any certifications and/or opinions

                                       12

required pursuant to this Section 5 to be delivered by the Mortgage Loan Seller, the Purchaser (or the Trustee) shall (i) release or cause the release of the
Mortgage File and any Additional Collateral held by or on behalf of the
Purchaser (or the Trustee) for the Deleted Mortgage Loan to the Mortgage Loan
Seller or its designee and (ii) execute and deliver such instruments of release, transfer and/or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the Mortgage Loan Seller or its designee the ownership of the Deleted Mortgage Loan, and the Purchaser (or the
applicable Master Servicer on its behalf) shall notify the affected Borrowers of the transfers of the Deleted Mortgage Loan(s) and any Replacement Mortgage
Loan(s). In connection with any such repurchase or substitution by the Mortgage
Loan Seller, each of the applicable Master Servicer and the Special Servicer (or other servicing agent for the Purchaser) shall deliver to the Mortgage Loan
Seller or its designee any portion of the related Servicing File, together with any Escrow Payments, Reserve Funds and Additional Collateral, held by or on behalf of such Master Servicer or the Special Servicer (or other servicing agent for the Purchaser), as the case may be, with respect to the Deleted Mortgage
Loan, in each case at the expense of the Mortgage Loan Seller.

            (d)   It is understood and agreed that the obligations of the
Mortgage Loan Seller set forth in this Section 5 to cure a Material Breach or a
Material Document Defect, or to repurchase or replace the related Defective
Mortgage Loan(s), constitute the sole remedies available to the Purchaser, the
Certificateholders or the Trustee on behalf of the Certificateholders with respect to a Breach or Document Defect in respect of any Mortgage Loan.

            Notwithstanding the foregoing, to the extent (but only to the extent) that (A) the Mortgage Loan Seller represents in the representation and warranty set forth in the final sentence of paragraph 23 or the representation and warranty set forth in the final sentence of paragraph 29 of Exhibit C attached hereto that the Borrower under a Mortgage Loan is required to pay, or that the lender is entitled to charge the Borrower for, a cost or expense described in such sentence, (B) such representation and warranty is untrue with respect to such cost or expense, (C) the Purchaser actually incurs such cost or such expense, (D) the Purchaser (or a Person acting on behalf of the Purchaser)
exercises efforts consistent with the Servicing Standard and the related
Mortgage Loan Documents to collect such cost or expense from the Borrower and
(E) the Borrower does not pay such cost or expense at or before the conclusion of the efforts described in the preceding clause (D), then the Mortgage Loan
Seller hereby covenants and agrees (it being the intention of the parties that all, and not less than all, of the conditions described in the preceding clauses
(A), (B), (C), (D) and (E) shall be precedent to such covenant and agreement) to pay such cost or expense within 90 days following a direction by the Purchaser
(or a Person acting on behalf of the Purchaser) to do so. Also notwithstanding the foregoing, the remedy described in the immediately preceding sentence shall constitute the sole remedy available to the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders with respect to any breach of any representation described in clause (A) of the immediately preceding sentence, the Mortgage Loan Seller shall not otherwise have any obligation to cure such a breach and the Mortgage Loan Seller shall not have any obligation to repurchase or replace the affected Mortgage Loan.

                                       13

            SECTION 6. Closing. The closing of the sale of the Mortgage Loans
(the "Closing") shall be held at the offices of Sidley Austin LLP, 787 Seventh
Avenue, New York, New York 10019 at 10:00 a.m., New York City time, on the
Closing Date.

            The Closing shall be subject to each of the following conditions:

            (i)     All of the representations and warranties of the Mortgage
      Loan Seller made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (ii)    All documents specified in Section 7 of this Agreement (the
      "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing
      Agreement (insofar as such Agreement affects the obligations of the
      Mortgage Loan Seller hereunder), to the Mortgage Loan Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii)   The Mortgage Loan Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto pursuant to Section 2 of this Agreement;

            (iv)    The result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

            (v)     All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the
      Closing Date;

            (vi)    The Mortgage Loan Seller shall have paid all fees and
      expenses payable by it to the Purchaser or otherwise pursuant to this
      Agreement;

            (vii)   the Mortgage Loan Seller shall have received the purchase
      price for the Mortgage Loans, as contemplated by Section 1; and

            (viii)  Neither the Underwriting Agreement nor the Certificate
      Purchase Agreement shall have been terminated in accordance with its terms.

            Each of the parties agrees to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 7. Closing Documents. The Purchaser or its designee shall have received all of the following Closing Documents, in such forms as are agreed upon and

                                       14

acceptable to the Purchaser, the Underwriters, the Initial Purchasers and the
Rating Agencies (collectively, the "Interested Parties"), and upon which the
Interested Parties may rely:

            (i)     This Agreement, duly executed by the Purchaser and the
      Mortgage Loan Seller;

            (ii)    Each of the Pooling and Servicing Agreement and the
      Indemnification Agreement, duly executed by the respective parties thereto;

            (iii)   An Officer's Certificate substantially in the form of
      Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, in his or her individual capacity, and dated the
      Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the
      Mortgage Loan Seller authorizing the Mortgage Loan Seller's entering into the transactions contemplated by this Agreement and the Indemnification
      Agreement, and (B) the organizational documents of the Mortgage Loan
      Seller;

            (iv)    A certificate of good standing with respect to the Mortgage
      Loan Seller issued by the Secretary of State of the State of Delaware not
      earlier than 60 days prior to the Closing Date, and upon which the
      Interested Parties may rely;

            (v)     A Certificate of the Mortgage Loan Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer of the
      Mortgage Loan Seller on the Mortgage Loan Seller's behalf and dated the
      Closing Date, and upon which the Interested Parties may rely;

            (vi)    [Reserved];

            (vii)   A written opinion of Dechert LLP, special counsel for the
      Mortgage Loan Seller, dated the Closing Date and addressed to the
      Interested Parties and the Trustee, which opinion shall be substantially in the form of Exhibit D-3B hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

            (viii)  A letter from Dechert LLP, special counsel for the Mortgage
      Loan Seller, dated the Closing Date and addressed to BSCMSI and the
      Underwriters, which letter shall be substantially in the form of Exhibit
      D-3C hereto;

            (ix)    copies of all other opinions rendered by counsel for the
      Mortgage Loan Seller to the Rating Agencies in connection with the transactions contemplated by this Agreement, including, but not limited to, with respect to the characterization of the transfer of the Mortgage
      Loans hereunder as a true sale, with each such opinion to be addressed to the other Interested Parties and the Trustee or accompanied by a letter signed by such counsel stating that the other Interested Parties and the
      Trustee may rely on such opinion as if it were addressed to them as of date thereof;

            (x)     One or more comfort letters from Deloitte & Touche LLP,
      certified public accountants, dated the date of any preliminary Prospectus
      Supplement, the Prospectus Supplement and the Memorandum, respectively, and addressed to, and in form and

                                       15

      substance acceptable to, the Interested Parties (other than the Rating
      Agencies), stating in effect that, using the assumptions and methodology used by BSCMSI or the Underwriters, as applicable, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary
      Prospectus Supplement, the Prospectus Supplement and the Memorandum,
      compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus Supplement and the
      Memorandum, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations; and

            (xi)    Such further certificates, opinions and documents as the
      Purchaser may reasonably request or any Rating Agency may require.

            SECTION 8. Costs. Whether or not this Agreement is terminated, the costs and expenses incurred in connection with the transactions herein contemplated shall be allocated pursuant to the terms of a settlement statement dated the Closing Date.

            SECTION 9. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Purchaser, addressed to the Purchaser at 383
Madison Avenue, New York, New York 10179, Attention: J. Christopher Hoeffel,
Senior Managing Director, Commercial Mortgage Department (with copies to the attention of Joseph T. Jurkowski, Jr., Managing Director, Legal Department), or
such other address as may be designated by the Purchaser to the Mortgage Loan
Seller in writing, or, if to the Mortgage Loan Seller, addressed to the Mortgage
Loan Seller at 801 Grand Avenue, Des Moines, Iowa 50392, Attention: Margie A.
Custis (with copies to the attention of Leanne S. Valentine, Esq.), or such other address as may be designated by the Mortgage Loan Seller to the Purchaser in writing.

            SECTION 10. Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. Notwithstanding any contrary provision of this Agreement or the
Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise adversely affect, the Mortgage Loan Seller, without the consent of the Mortgage Loan Seller.

            SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller delivered

                                       16

pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to BSCMSI and
by BSCMSI to the Trust, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this
Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Governing Law; Consent to Jurisdiction; Waiver of Trial
by Jury. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH
THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND
TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER
APPLICABLE LAW, EACH OF THE PURCHASER AND THE MORTGAGE LOAN SELLER HEREBY
IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL
COURTS SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO
MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL
CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN
SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE
EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; (IV) AGREES THAT A FINAL JUDGMENT
IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN
OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY
LAW; AND (V) WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL
BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED
UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

            SECTION 14. Further Assurances. The Mortgage Loan Seller and the
Purchaser each agrees to execute and deliver such instruments and take such further actions as any other party hereto may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this
Agreement.

            SECTION 15. Successors and Assigns. The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the
Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person

                                       17

succeeding to all or substantially all of the business of the Mortgage Loan
Seller, shall be the successor to the Mortgage Loan Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, BSCMSI is expressly authorized to assign its rights under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser, and their respective successors and permitted assigns.

            SECTION 16. Information. The Mortgage Loan Seller shall provide the
Purchaser with such information about itself, the Mortgage Loans and the underwriting and servicing procedures applicable to the Mortgage Loans as is (i)
customary in commercial mortgage loan securitization transactions, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a public or private disclosure document.

            SECTION 17. Cross-Collateralized Mortgage Loans. Notwithstanding
anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage
Loans (each, a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized, if identified as such on the Mortgage Loan Schedule.
For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 17 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in Exhibit C hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing
Agreement, shall be interpreted in a manner consistent with this Section 17. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such
Cross-Collateralized Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans constituting such
Cross-Collateralized Group shall be deemed an inclusion of such original in the
Mortgage File for each such Mortgage Loan.

            SECTION 18. Entire Agreement. Except as otherwise expressly contemplated hereby, this Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters.

                            [SIGNATURE PAGE FOLLOWS]

                                       18

            IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                              PRINCIPAL COMMERCIAL FUNDING II, LLC
                              By: PRINCIPAL REAL ESTATE INVESTORS,
                              LLC, a Delaware limited
                              liability company, as its manager

                              By: /s/ Patricia A. Bailey
                                  ------------------------------
                                      Name: Patricia A. Bailey
                                      Title: Director of Finance

                              By: /s/ Byron Carson
                                  ------------------------------
                                      Name: Byron Carson
                                      Title: Managing Director - Capital Markets

                              BEAR STEARNS COMMERCIAL MORTGAGE
                              SECURITIES INC.

                              By: /s/ Adam Ansaldi
                                  ------------------------------
                              Name: Adam Ansaldi
                              Title: Vice President

                                   PCFII MLPA

                                    EXHIBIT A

                     SCHEDULE OF PCFII POOLED MORTGAGE LOANS

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2007-PWR17

MORTGAGE LOAN SCHEDULE

     SELLER                          CMSA           CMSA
    LOAN ID            ID          LOAN NO.     PROPERTY NO.   PROPERTY NAME (1)
----------------------------------------------------------------------------------------------------------------------------------

     756176            2              2             2-001      Bank of America Center
     755686            6              6             6-001      346 Madison Ave
----------------------------------------------------------------------------------------------------------------------------------
     756010            12             12           12-001      Graceland Shopping Center
     755771            18             18           18-001      Hilton Garden Inn - Cupertino
     755961            19             19           19-001      Broadway Center
     756008            22             22           22-001      One Silverline Drive
     756055            26             26                       Space Center Storage Portfolio
----------------------------------------------------------------------------------------------------------------------------------
    756055a           26-a                         26-001      1120 East New Circle Road
    756055b           26-b                         26-002      755 Newtown Pike
    756055d           26-c                         26-003      1990 Midland Trail
    756055c           26-d                         26-004      536 Stone Road
    756055e           26-e                         26-005      248, 277 & 279 Big Run Road, 250, 273, 282 & 291 Gold Rush Road
----------------------------------------------------------------------------------------------------------------------------------
    756055f           26-f                         26-006      9301 Storage Way
    756055g           26-g                         26-007      620 & 685 Tennessee Avenue, 901 Winchester Road
    756055h           26-h                         26-008      1183 & 1191 Brock McVey Drive
    756055i           26-i                         26-009      1160 East New Circle Road
    756055i           26-j                         26-010      2125 Christian Road
----------------------------------------------------------------------------------------------------------------------------------
     756088            28             28           28-001      Promenade Shopping Center
     755448            35             35           35-001      165-175 Main Street
     755773            36             36           36-001      347 West 36th Street
     755370            48             48           48-001      Parkwood Apartments
     755231            52             52           52-001      One Boulder Plaza Phase V
----------------------------------------------------------------------------------------------------------------------------------
     756066            67             67           67-001      46360 Fremont Boulevard
     756080            73             73           73-001      Radisson Chicago O'Hare Airport
     755981            81             81           81-001      The Summit at Los Feliz Apartments
     755991            85             85           85-001      Kent Business Center
     756005            87             87           87-001      2400 Grand Avenue
----------------------------------------------------------------------------------------------------------------------------------
     755943            92             92                       Ridgeview Portfolio
    755943a           92-a                         92-001      Ridgeview Office Center I
    755943b           92-b                         92-002      Ridgeview Business Center
     755958           102            102           102-001     Fieldstone Plaza
     755948           109            109           109-001     5511 Skylab Road
----------------------------------------------------------------------------------------------------------------------------------
     756023           131            131           131-001     Courtyards at Fairview
     755980           137            137           137-001     Canoga Courtyard Apartments
     755473           141            141           141-001     705 South Weller Apartments
     755949           154            154           154-001     Wallkill Medical Arts Commons
     756007           172            172           172-001     161 East Evelyn Avenue
----------------------------------------------------------------------------------------------------------------------------------
     756090           203            203           203-001     350 Sentry Parkway
     756052           205            205                       Bunsen Celsius I Portfolio
    756052a          205-a                         205-001     2810 Bunsen Avenue
    756052b          205-b                         205-002     2201 Celsius Avenue
     756110           208            208           208-001     110 Melrich
----------------------------------------------------------------------------------------------------------------------------------
     756062           212            212           212-001     803 Gleneagles Court
     756017           215            215           215-001     724 First Street North Office Building
     755964           223            223           223-001     Southside Landing
     755982           255            255           255-001     California Street Apartments
     756060           258            258           258-001     21 Cortes Street
----------------------------------------------------------------------------------------------------------------------------------
     756086           260            260           260-001     2915 Pine Ridge Road

     SELLER
    LOAN ID      ADDRESS                                                          CITY                                     STATE
------------------------------------------------------------------------------------------------------------------------------------

     756176      700 Louisiana Street                                             Houston                                    TX
     755686      346 Madison Ave                                                  New York                                   NY
------------------------------------------------------------------------------------------------------------------------------------
     756010      5037-5091 North High Street & 30-300 Graceland Boulevard         Columbus                                   OH
     755771      10741 North Wolfe Road                                           Cupertino                                  CA
     755961      111 East Broadway                                                Salt Lake City                             UT
     756008      One Silverline Drive                                             North Brunswiick                           NJ
     756055      Various                                                          Various                                    KY
------------------------------------------------------------------------------------------------------------------------------------
    756055a      1120 East New Circle Road                                        Lexington                                  KY
    756055b      755 Newtown Pike                                                 Lexington                                  KY
    756055d      1990 Midland Trail                                               Shelbyville                                KY
    756055c      536 Stone Road                                                   Lexington                                  KY
    756055e      248, 277 & 279 Big Run Road, 250, 273, 282 & 291 Gold Rush Road  Lexington                                  KY
------------------------------------------------------------------------------------------------------------------------------------
    756055f      9301 Storage Way                                                 Louisville                                 KY
    756055g      620 & 685 Tennessee Avenue, 901 Winchester Road                  Lexington                                  KY
    756055h      1183 & 1191 Brock McVey Drive                                    Lexington                                  KY
    756055i      1160 East New Circle Road                                        Lexington                                  KY
    756055i      2125 Christian Road                                              Lexington                                  KY
------------------------------------------------------------------------------------------------------------------------------------
     756088      9840 Alternate A1A                                               Palm Beach Gardens                         FL
     755448      165-175 Main Street                                              Lodi                                       NJ
     755773      347 West 36th Street                                             New York                                   NY
     755370      6751 West Indian School Road                                     Phoenix                                    AZ
     755231      1155 Canyon Boulevard                                            Boulder                                    CO
------------------------------------------------------------------------------------------------------------------------------------
     756066      46360 Fremont Boulevard                                          Fremont                                    CA
     756080      1450 East Touhy Avenue                                           Des Plaines                                IL
     755981      3901 Los Feliz Boulevard                                         Los Angeles                                CA
     755991      25316-25530 74th Avenue South                                    Kent                                       WA
     756005      2400 Grand Avenue                                                Santa Ana                                  CA
------------------------------------------------------------------------------------------------------------------------------------
     755943      Various                                                          Pewaukee                                   WI
    755943a      N16 W23217 Stoneridge Drive                                      Pewaukee                                   WI
    755943b      N22 W23855 Ridgeview Parkway West                                Pewaukee                                   WI
     755958      5465 Morehouse Drive                                             San Diego                                  CA
     755948      5511 Skylab Road                                                 Huntington Beach                           CA
------------------------------------------------------------------------------------------------------------------------------------
     756023      20454 Northeast Sandy Boulevard                                  Fairview                                   OR
     755980      21045 Vanowen Street                                             Los Angeles                                CA
     755473      705 South Weller Street                                          Seattle                                    WA
     755949      390 Crystal Run Road                                             Wallkill                                   NY
     756007      161 East Evelyn Avenue                                           Mountain View                              CA
------------------------------------------------------------------------------------------------------------------------------------
     756090      350 Sentry Parkway                                               Blue Bell                                  PA
     756052      Various                                                          Various                                    CA
    756052a      2810 Bunsen Avenue                                               Ventura                                    CA
    756052b      2201 Celsius Avenue                                              Oxnard                                     CA
     756110      110 Melrich Road                                                 Cranbury                                   NJ
------------------------------------------------------------------------------------------------------------------------------------
     756062      803 Gleneagles Court                                             Towson                                     MD
     756017      724 & 728 First Street North                                     Minneapolis                                MN
     755964      2616 Brian Drive                                                 Cambridge                                  MD
     755982      501 California                                                   Lawrence                                   KS
     756060      21 Cortes Street                                                 Boston                                     MA
------------------------------------------------------------------------------------------------------------------------------------
     756086      2915 Pine Ridge Road                                             Oklahoma City                              OK

                                                                                CUT-OFF                 MONTHLY            MONTHLY
                                                                                   DATE                    DEBT       DEBT SERVICE
      SELLER                                         ORIGINAL                   BALANCE                 SERVICE           AFTER IO
     LOAN ID            ZIP CODE                  BALANCE ($)                   ($) (3)             ($) (4) (5)        ($) (4) (5)
------------------------------------------------------------------------------------------------------------------------------------

      756176              77002                   232,000,000               232,000,000            1,225,115.74           NAP
      755686              10017                   100,000,000               100,000,000              572,818.46           NAP
------------------------------------------------------------------------------------------------------------------------------------
      756010              43214                    32,500,000                32,500,000              158,990.45           NAP
      755771              94301                    25,000,000                25,000,000              119,554.40       144,467.02
      755961              84111                    24,600,000                24,600,000              123,669.10           NAP
      756008              08902                    23,500,000                23,500,000              113,771.01       136,841.19
      756055             Various                   22,700,000                22,658,428              170,584.16           NAP
------------------------------------------------------------------------------------------------------------------------------------
     756055a              40505                     5,164,168                 5,154,710
     756055b              40511                     2,756,194                 2,751,146
     756055d              40065                     2,618,220                 2,613,425
     756055c              40511                     2,608,365                 2,603,588
     756055e              40509                     2,161,592                 2,157,633
------------------------------------------------------------------------------------------------------------------------------------
     756055f              40291                     2,076,179                 2,072,377
     756055g              40511                     1,741,100                 1,737,911
     756055h              40509                     1,543,994                 1,541,167
     756055i              40505                     1,116,932                 1,114,886
     756055i              40505                       913,256                   911,584
------------------------------------------------------------------------------------------------------------------------------------
      756088              33410                    21,500,000                21,500,000              116,440.91           NAP
      755448              07644                    19,100,000                19,100,000               93,760.22       112,191.49
      755773              10018                    19,000,000                19,000,000               92,145.60       110,758.17
      755370              85033                    14,500,000                14,500,000               70,358.40           NAP
      755231              80302                    13,800,000                13,800,000               77,350.60        88,445.05
------------------------------------------------------------------------------------------------------------------------------------
      756066              94538                    11,400,000                11,400,000               58,176.94           NAP
      756080              60018                    10,600,000                10,600,000               55,437.75        64,852.94
      755981              90027                    10,100,000                10,100,000               48,555.98           NAP
      755991              98032                     9,975,000                 9,975,000               48,123.60        60,512.43
      756005              92705                     9,300,000                 9,287,156               57,611.07           NAP
------------------------------------------------------------------------------------------------------------------------------------
      755943              53188                     8,867,000                 8,840,589               56,104.81           NAP
     755943a              53188                     6,221,436                 6,202,905
     755943b              53188                     2,645,564                 2,637,684
      755958              92121                     8,200,000                 8,200,000               40,114.51           NAP
      755948              92647                     7,650,000                 7,636,540               35,862.88        44,789.22
------------------------------------------------------------------------------------------------------------------------------------
      756023              97024                     6,100,000                 6,100,000               29,841.28        35,753.10
      755980              91303                     5,900,000                 5,900,000               28,364.39           NAP
      755473              98104                     5,800,000                 5,800,000               28,128.66        32,064.57
      755949              10941                     5,200,000                 5,190,662               30,180.82           NAP
      756007              94041                     4,200,000                 4,200,000               21,220.69           NAP
------------------------------------------------------------------------------------------------------------------------------------
      756090              19422                     3,200,000                 3,194,944               19,578.25           NAP
      756052             Various                    3,175,000                 3,171,347               17,679.11           NAP
     756052a              93003                     1,611,965                 1,610,110
     756052b              93030                     1,563,035                 1,561,237
      756110              08512                     3,000,000                 3,000,000               17,909.44           NAP
------------------------------------------------------------------------------------------------------------------------------------
      756062              21286                     3,000,000                 2,995,209               18,276.84           NAP
      756017              55401                     2,970,000                 2,967,893               18,909.35           NAP
      755964              21613                     2,775,000                 2,770,303               16,512.85           NAP
      755982              66044                     1,550,000                 1,548,752                9,402.93           NAP
      756060              02116                     1,200,000                 1,199,016                7,225.50           NAP
------------------------------------------------------------------------------------------------------------------------------------
      756086              73120                     1,100,000                 1,100,000                6,347.79        7,193.17

                         FIRST                                INTEREST                 MATURITY            ARD
      SELLER            PAYMENT          INTEREST              ACCRUAL                   DATE              LOAN
     LOAN ID             DATE            RATE (4)               BASIS                   OR ARD            (Y/N)
--------------------------------------------------------------------------------------------------------------------

      756176           10/1/2007         6.2500%             Actual/360                9/1/2017             No
      755686           10/1/2007         5.5800%             Actual/360                9/1/2017            Yes
--------------------------------------------------------------------------------------------------------------------
      756010           9/1/2007          5.7900%             Actual/360                8/1/2017             No
      755771           9/1/2007          5.6600%             Actual/360                8/1/2017             No
      755961           9/1/2007          5.9500%             Actual/360                8/1/2017             No
      756008           9/1/2007          5.7300%             Actual/360                8/1/2017             No
      756055           9/1/2007          6.6000%             Actual/360                8/1/2017             No
--------------------------------------------------------------------------------------------------------------------
     756055a
     756055b
     756055d
     756055c
     756055e
--------------------------------------------------------------------------------------------------------------------
     756055f
     756055g
     756055h
     756055i
     756055i
--------------------------------------------------------------------------------------------------------------------
      756088           10/1/2007         6.4100%             Actual/360                9/1/2012            Yes
      755448           8/1/2007          5.8100%             Actual/360                7/1/2017            Yes
      755773           9/1/2007          5.7400%             Actual/360                8/1/2017             No
      755370           9/1/2007          5.7430%             Actual/360                8/1/2017             No
      755231           8/1/2007          6.6340%             Actual/360                7/1/2017             No
--------------------------------------------------------------------------------------------------------------------
      756066           8/1/2007          6.0400%             Actual/360                7/1/2015             No
      756080           9/1/2007          6.1900%             Actual/360                8/1/2017             No
      755981           7/1/2007          5.6900%             Actual/360                6/1/2017             No
      755991           9/1/2007          5.7100%             Actual/360                8/1/2017             No
      756005           9/1/2007          5.5900%             Actual/360                8/1/2017             No
--------------------------------------------------------------------------------------------------------------------
      755943           8/1/2007          5.8100%               30/360                  7/1/2012             No
     755943a
     755943b
      755958           7/1/2007          5.7900%             Actual/360                6/1/2014             No
      755948           8/1/2007          5.7800%             Actual/360                7/1/2017             No
--------------------------------------------------------------------------------------------------------------------
      756023           9/1/2007          5.7900%             Actual/360                8/1/2017             No
      755980           7/1/2007          5.6900%             Actual/360                6/1/2017             No
      755473           6/1/2007          5.7400%             Actual/360                5/1/2017             No
      755949           8/1/2007          5.7000%             Actual/360                7/1/2017             No
      756007           8/1/2007          5.9800%             Actual/360                7/1/2014             No
--------------------------------------------------------------------------------------------------------------------
      756090           8/1/2007          6.1900%             Actual/360                7/1/2017             No
      756052           8/1/2007          5.8000%             Actual/360                7/1/2017             No
     756052a
     756052b
      756110           10/1/2007         5.9600%             Actual/360                9/1/2017             No
--------------------------------------------------------------------------------------------------------------------
      756062           8/1/2007          6.1500%             Actual/360                7/1/2015             No
      756017           9/1/2007          6.5700%             Actual/360                8/1/2017             No
      755964           8/1/2007          5.9300%             Actual/360                7/1/2017             No
      755982           9/1/2007          6.1100%             Actual/360                8/1/2017             No
      756060           9/1/2007          6.0400%             Actual/360                8/1/2017             No
--------------------------------------------------------------------------------------------------------------------
      756086           9/1/2007          6.8300%             Actual/360                8/1/2017             No

                          ORIGINAL                STATED REMAINING               ORIGINAL                  REMAINING
      SELLER          TERM TO MATURITY            TERM TO MATURITY             AMORTIZATION               AMORTIZATION
     LOAN ID            OR ARD (MOS.)              OR ARD (MOS.)              TERM (MOS.) (4)           TERM (MOS.) (4)
------------------------------------------------------------------------------------------------------------------------------

      756176                 120                        120                          0                         0
      755686                 120                        120                         360                       360
------------------------------------------------------------------------------------------------------------------------------
      756010                 120                        119                          0                         0
      755771                 120                        119                         360                       360
      755961                 120                        119                          0                         0
      756008                 120                        119                         360                       360
      756055                 120                        119                         240                       239
------------------------------------------------------------------------------------------------------------------------------
     756055a
     756055b
     756055d
     756055c
     756055e
------------------------------------------------------------------------------------------------------------------------------
     756055f
     756055g
     756055h
     756055i
     756055i
------------------------------------------------------------------------------------------------------------------------------
      756088                 60                          60                          0                         0
      755448                 120                        118                         360                       360
      755773                 120                        119                         360                       360
      755370                 120                        119                          0                         0
      755231                 120                        118                         360                       360
------------------------------------------------------------------------------------------------------------------------------
      756066                 96                          94                          0                         0
      756080                 120                        119                         360                       360
      755981                 120                        117                          0                         0
      755991                 120                        119                         360                       360
      756005                 120                        119                         300                       299
------------------------------------------------------------------------------------------------------------------------------
      755943                 60                          58                         300                       298
     755943a
     755943b
      755958                 84                          81                          0                         0
      755948                 120                        118                         360                       358
------------------------------------------------------------------------------------------------------------------------------
      756023                 120                        119                         360                       360
      755980                 120                        117                          0                         0
      755473                 120                        116                         420                       420
      755949                 120                        118                         360                       358
      756007                 84                          82                          0                         0
------------------------------------------------------------------------------------------------------------------------------
      756090                 120                        118                         360                       358
      756052                 120                        118                         420                       418
     756052a
     756052b
      756110                 120                        120                         360                       360
------------------------------------------------------------------------------------------------------------------------------
      756062                 96                          94                         360                       358
      756017                 120                        119                         360                       359
      755964                 120                        118                         360                       358
      755982                 120                        119                         360                       359
      756060                 120                        119                         360                       359
------------------------------------------------------------------------------------------------------------------------------
      756086                 120                        119                         360                       360

                       REMAINING            CROSSED       PREPAYMENT
     SELLER          INTEREST ONLY           WITH         PROVISIONS                                           OWNERSHIP
    LOAN ID          PERIOD (MOS.)        OTHER LOANS     (# OF PAYMENTS) (8)                                  INTEREST
-----------------------------------------------------------------------------------------------------------------------------

     756176               120                             LO(24)/Defeasance(94)/Open(2)                      Fee/Leasehold
     755686                0                              LO(24)/Defeasance(92)/Open(4)                           Fee
-----------------------------------------------------------------------------------------------------------------------------
     756010               119                             LO(25)/Flex(91)/Open(4)                                 Fee
     755771                59                             GRTR1% or YM(118)/Open(2)                               Fee
     755961               119                             LO(25)/Defeasance(93)/Open(2)                           Fee
     756008                23                             LO(25)/Defeasance(93)/Open(2)                           Fee
     756055                0                              LO(25)/GRTR1% or YM(92)/Open(3)                         Fee
-----------------------------------------------------------------------------------------------------------------------------
    756055a                                                                                                       Fee
    756055b                                                                                                       Fee
    756055d                                                                                                       Fee
    756055c                                                                                                       Fee
    756055e                                                                                                       Fee
-----------------------------------------------------------------------------------------------------------------------------
    756055f                                                                                                       Fee
    756055g                                                                                                       Fee
    756055h                                                                                                       Fee
    756055i                                                                                                       Fee
    756055i                                                                                                       Fee
-----------------------------------------------------------------------------------------------------------------------------
     756088                60                             LO(24)/Defeasance(34)/Open(2)                           Fee
     755448                58                             LO(26)/Defeasance(92)/Open(2)                           Fee
     755773                59                             LO(25)/Defeasance(91)/Open(4)                           Fee
     755370               119                             LO(25)/Defeasance(92)/Open(3)                           Fee
     755231                34                             LO(24)/GRTR1% or YM(94)/Open(2)                         Fee
-----------------------------------------------------------------------------------------------------------------------------
     756066                94                             LO(26)/GRTR1% or YM(68)/Open(2)                         Fee
     756080                59                             GRTR1% or YM(118)/Open(2)                               Fee
     755981               117                             LO(27)/Defeasance(89)/Open(4)                           Fee
     755991                59                             LO(25)/Defeasance(93)/Open(2)                           Fee
     756005                0                              GRTR1% or YM(118)/Open(2)                               Fee
-----------------------------------------------------------------------------------------------------------------------------
     755943                0                              LO(24)/GRTR1% or YM(32)/Open(4)                         Fee
    755943a                                                                                                       Fee
    755943b                                                                                                       Fee
     755958                81                             LO(27)/Defeasance(53)/Open(4)                           Fee
     755948                18                             GRTR1% or YM(118)/Open(2)                               Fee
-----------------------------------------------------------------------------------------------------------------------------
     756023                23                             LO(25)/GRTR1% or YM(93)/Open(2)                         Fee
     755980               117                             LO(27)/Defeasance(89)/Open(4)                           Fee
     755473                20                             LO(28)/Defeasance(90)/Open(2)                           Fee
     755949                0                              LO(26)/Defeasance(92)/Open(2)                           Fee
     756007                82                             GRTR1% or YM(71)/Open(13)                               Fee
-----------------------------------------------------------------------------------------------------------------------------
     756090                0                              LO(26)/GRTR1% or YM(92)/Open(2)                         Fee
     756052                0                              LO(26)/GRTR1% or YM(91)/Open(3)                         Fee
    756052a                                                                                                       Fee
    756052b                                                                                                       Fee
     756110                0                              LO(24)/GRTR1% or YM(94)/Open(2)                         Fee
-----------------------------------------------------------------------------------------------------------------------------
     756062                0                              LO(26)/GRTR1% or YM(68)/Open(2)                         Fee
     756017                0                              LO(25)/GRTR1% or YM(93)/Open(2)                         Fee
     755964                0                              LO(26)/GRTR1% or YM(92)/Open(2)                         Fee
     755982                0                              LO(25)/GRTR1% or YM(93)/Open(2)                         Fee
     756060                0                              LO(25)/GRTR1% or YM(93)/Open(2)                         Fee
-----------------------------------------------------------------------------------------------------------------------------
     756086                11                             LO(25)/GRTR1% or YM(93)/Open(2)                         Fee

                     MORTGAGE
     SELLER            LOAN            ADMINISTRATIVE         PAYMENT                       PAYMENT GRACE PERIOD
    LOAN ID         SELLER (2)            FEE RATE              DATE                      EVENT OF LATE FEE (DAYS)
----------------------------------------------------------------------------------------------------------------------------

     756176            PCFII              0.03123%              1st                   5 days once per calendar year or
                                                                                        five times for the loan term
     755686            PCFII              0.03123%              1st                                  4
----------------------------------------------------------------------------------------------------------------------------
     756010            PCFII              0.03123%              1st                                  0
     755771            PCFII              0.03123%              1st                                  0
     755961            PCFII              0.03123%              1st                                  2
     756008            PCFII              0.03123%              1st                                  0
     756055            PCFII              0.03123%              1st                                  2
----------------------------------------------------------------------------------------------------------------------------
    756055a            PCFII
    756055b            PCFII
    756055d            PCFII
    756055c            PCFII
    756055e            PCFII
----------------------------------------------------------------------------------------------------------------------------
    756055f            PCFII
    756055g            PCFII
    756055h            PCFII
    756055i            PCFII
    756055i            PCFII
----------------------------------------------------------------------------------------------------------------------------
     756088            PCFII              0.03123%              1st                                  2
     755448            PCFII              0.03123%              1st                                  4
     755773            PCFII              0.03123%              1st                                  2
     755370            PCFII              0.03123%              1st                                  0
     755231            PCFII              0.03123%              1st                                  0
----------------------------------------------------------------------------------------------------------------------------
     756066            PCFII              0.03123%              1st                                  0
     756080            PCFII              0.03123%              1st                                  0
     755981            PCFII              0.03123%              1st                                  0
     755991            PCFII              0.03123%              1st                                  0
     756005            PCFII              0.03123%              1st                                  0
----------------------------------------------------------------------------------------------------------------------------
     755943            PCFII              0.03123%              1st                                  2
    755943a            PCFII
    755943b            PCFII
     755958            PCFII              0.03123%              1st                                  0
     755948            PCFII              0.03123%              1st                                  0
----------------------------------------------------------------------------------------------------------------------------
     756023            PCFII              0.03123%              1st                                  0
     755980            PCFII              0.03123%              1st                                  0
     755473            PCFII              0.03123%              1st                                  0
     755949            PCFII              0.03123%              1st                                  0
     756007            PCFII              0.03123%              1st                                  0
----------------------------------------------------------------------------------------------------------------------------
     756090            PCFII              0.03123%              1st                                  0
     756052            PCFII              0.03123%              1st                                  0
    756052a            PCFII
    756052b            PCFII
     756110            PCFII              0.03123%              1st                                  0
----------------------------------------------------------------------------------------------------------------------------
     756062            PCFII              0.03123%              1st                                  0
     756017            PCFII              0.03123%              1st                                  0
     755964            PCFII              0.03123%              1st                                  0
     755982            PCFII              0.03123%              1st                                  0
     756060            PCFII              0.03123%              1st                                  0
----------------------------------------------------------------------------------------------------------------------------
     756086            PCFII              0.03123%              1st                                  0

     SELLER                  LETTER OF
    LOAN ID                    CREDIT                                      BORROWER
---------------------------------------------------------------------------------------------------------------

     756176                                         Houston PT BAC Office Limited Partnership
     755686                                         346 Madison Avenue, LLC
---------------------------------------------------------------------------------------------------------------
     756010                                         Graceland Owner, LLC
     755771                                         Quito Hospitality Associates, LLC, BSL Family
                                                    LLC, PMD LLC
     755961                                         Broadway Centre Investment Limited Partnership
     756008                                         Artken Realty, L.L.C.
     756055            $539,932.75 Completion       1183 Brock, LLC, 1191 Brock, LLC, 250 Gold Rush,
                    of Construction Items (LOC)     LLC, 282 Gold Rush, LLC, 291 Gold Rush, LLC, SCW
                                                    Newtown, LLC, Space Center II, Inc., SCW 901, LLC,
                                                    SCW Big Run, LLC, SCW Christian, LLC, SCW Fern
                                                    Creek, LLC, SCW New Circle, LLC, SCW Shelbyville, LLC
---------------------------------------------------------------------------------------------------------------
    756055a
    756055b
    756055d
    756055c
    756055e
---------------------------------------------------------------------------------------------------------------
    756055f
    756055g
    756055h
    756055i
    756055i
---------------------------------------------------------------------------------------------------------------
     756088                                         Gardens East Plaza, LTD.
     755448                                         Lodi Markets, L.L.C.
     755773                                         347 West 36th Street LLC
     755370                                         The Vintage Apartments Limited Partnership
     755231                                         1155 Limited Liability Company
---------------------------------------------------------------------------------------------------------------
     756066                                         Inland American/Stephens (Fremont Blvd) Ventures, LLC
     756080                                         Southern Exposure Limited Partnership
     755981                                         Los Feliz Apartments Investors, LLC
     755991                                         ARI-Kent Business Center, LLC
     756005                                         The Ramboat Investments, LLC
---------------------------------------------------------------------------------------------------------------
     755943                                         Ridgeview Office I LLC & Ridgeview Business II LLC
    755943a
    755943b
     755958                                         Morehouse Office Partners LLC
     755948                                         Morgan Skylab, LLC
---------------------------------------------------------------------------------------------------------------
     756023                                         LAG Courtyard, LLC
     755980                                         Canoga Courtyards Apartments Investors, LLC
     755473                                         Arda, L.L.C.
     755949                                         Gordon Wallkill Associates, L.L.C.
     756007                                         Evelyn Mountain View, LLC
---------------------------------------------------------------------------------------------------------------
     756090                                         350 Sentry Associates Limited
     756052                                         Bunsen Celsius I, LLC
    756052a
    756052b
     756110                                         South Brunswick Industrial Park 45.03, LP
---------------------------------------------------------------------------------------------------------------
     756062                                         Gleneagles Office, LLC
     756017                                         724 Associates LLLP
     755964                                         Southside Landing, Inc.
     755982                                         California Apartments, LLC
     756060                                         Highgate Holdings, LLC
---------------------------------------------------------------------------------------------------------------
     756086                                         P/P-2915 Pine Ridge OKC, LLC

                                                                                         NON-TRUST-SERVICED      NON-TRUST-SERVICED
   SELLER                    MASTER                   MASTER SERVICER     LOAN GROUP    POOLED MORTGAGE LOAN    POOLED MORTGAGE LOAN
  LOAN ID                   SERVICER                     FEE RATE        (ONE OR TWO)      APPLICABLE RATE            ACCRUAL
------------------------------------------------------------------------------------------------------------------------------------

   756176    Wells Fargo Bank, National Association      0.03050%             1
   755686    Wells Fargo Bank, National Association      0.03050%             1
------------------------------------------------------------------------------------------------------------------------------------
   756010    Wells Fargo Bank, National Association      0.03050%             1
   755771    Wells Fargo Bank, National Association      0.03050%             1
   755961    Wells Fargo Bank, National Association      0.03050%             1
   756008    Wells Fargo Bank, National Association      0.03050%             1
   756055    Wells Fargo Bank, National Association      0.03050%             1
------------------------------------------------------------------------------------------------------------------------------------
  756055a    Wells Fargo Bank, National Association      0.03050%
  756055b    Wells Fargo Bank, National Association      0.03050%
  756055d    Wells Fargo Bank, National Association      0.03050%
  756055c    Wells Fargo Bank, National Association      0.03050%
  756055e    Wells Fargo Bank, National Association      0.03050%
------------------------------------------------------------------------------------------------------------------------------------
  756055f    Wells Fargo Bank, National Association      0.03050%
  756055g    Wells Fargo Bank, National Association      0.03050%
  756055h    Wells Fargo Bank, National Association      0.03050%
  756055i    Wells Fargo Bank, National Association      0.03050%
  756055i    Wells Fargo Bank, National Association      0.03050%
------------------------------------------------------------------------------------------------------------------------------------
   756088    Wells Fargo Bank, National Association      0.03050%             1
   755448    Wells Fargo Bank, National Association      0.03050%             1
   755773    Wells Fargo Bank, National Association      0.03050%             1
   755370    Wells Fargo Bank, National Association      0.03050%             2
   755231    Wells Fargo Bank, National Association      0.03050%             1
------------------------------------------------------------------------------------------------------------------------------------
   756066    Wells Fargo Bank, National Association      0.03050%             1
   756080    Wells Fargo Bank, National Association      0.03050%             1
   755981    Wells Fargo Bank, National Association      0.03050%             2
   755991    Wells Fargo Bank, National Association      0.03050%             1
   756005    Wells Fargo Bank, National Association      0.03050%             1
------------------------------------------------------------------------------------------------------------------------------------
   755943    Wells Fargo Bank, National Association      0.03050%             1
  755943a    Wells Fargo Bank, National Association      0.03050%
  755943b    Wells Fargo Bank, National Association      0.03050%
   755958    Wells Fargo Bank, National Association      0.03050%             1
   755948    Wells Fargo Bank, National Association      0.03050%             1
------------------------------------------------------------------------------------------------------------------------------------
   756023    Wells Fargo Bank, National Association      0.03050%             2
   755980    Wells Fargo Bank, National Association      0.03050%             2
   755473    Wells Fargo Bank, National Association      0.03050%             2
   755949    Wells Fargo Bank, National Association      0.03050%             1
   756007    Wells Fargo Bank, National Association      0.03050%             1
------------------------------------------------------------------------------------------------------------------------------------
   756090    Wells Fargo Bank, National Association      0.03050%             1
   756052    Wells Fargo Bank, National Association      0.03050%             1
  756052a    Wells Fargo Bank, National Association      0.03050%
  756052b    Wells Fargo Bank, National Association      0.03050%
   756110    Wells Fargo Bank, National Association      0.03050%             1
------------------------------------------------------------------------------------------------------------------------------------
   756062    Wells Fargo Bank, National Association      0.03050%             1
   756017    Wells Fargo Bank, National Association      0.03050%             1
   755964    Wells Fargo Bank, National Association      0.03050%             2
   755982    Wells Fargo Bank, National Association      0.03050%             2
   756060    Wells Fargo Bank, National Association      0.03050%             2
------------------------------------------------------------------------------------------------------------------------------------
   756086    Wells Fargo Bank, National Association      0.03050%             1

                                     Ex. A-1

                                   EXHIBIT B-1

     REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOAN SELLER

            The Mortgage Loan Seller hereby represents and warrants that, as of the Closing Date:

            (a)   The Mortgage Loan Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of
Delaware.

            (b)   The Mortgage Loan Seller's execution and delivery of,
performance under, and compliance with this Agreement, will not violate the
Mortgage Loan Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default)
under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Mortgage Loan Seller, is likely to affect materially and adversely the ability of the Mortgage Loan
Seller to perform its obligations under this Agreement.

            (c)   The Mortgage Loan Seller has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

            (d)   This Agreement, assuming due authorization, execution and
delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage
Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (e)   The Mortgage Loan Seller is not in violation of, and its
execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan
Seller's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

            (f)   No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Mortgage Loan Seller of the transactions contemplated herein, except for (A)
those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan Documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (g)   No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller that, if determined adversely to the Mortgage Loan Seller, would prohibit

                                    Ex. B-1-1

the Mortgage Loan Seller from entering into this Agreement or that, in the
Mortgage Loan Seller's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

            (h)   The transfer of the Mortgage Loans to the Purchaser as
contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

            (i)   The Mortgage Loan Seller is not transferring the Mortgage
Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

            (j)   The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage
Loans to the Purchaser, as contemplated herein.

            (k)   After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Mortgage Loan Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Mortgage Loan Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Mortgage Loan
Seller, and the Mortgage Loan Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

            (l)   The Mortgage Loan Seller does not intend to, and does not
believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

            (m)   No proceedings looking toward liquidation, dissolution or
bankruptcy of the Mortgage Loan Seller are pending or contemplated.

            (n)   The principal place of business and chief executive office of the Mortgage Loan Seller is located in the State of Iowa.

            (o)   The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for such Mortgage Loans.

                                    Ex. B-1-2

                                   EXHIBIT B-2

          REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

            The Purchaser hereby represents and warrants that, as of the Closing
Date:

            (a)   The Purchaser is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware.

            (b)   The Purchaser's execution and delivery of, performance under, and compliance with this Agreement, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Purchaser, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this
Agreement.

            (c)   This Agreement, assuming due authorization, execution and
delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (d)   No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser that, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or that, in the
Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement.

            (e)   The Purchaser has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

            (f)   The Purchaser is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

                                    Ex. B-2-1

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            FOR PURPOSES OF THIS EXHIBIT C, THE PHRASE "THE MORTGAGE LOAN
SELLER'S KNOWLEDGE" AND OTHER WORDS AND PHRASES OF LIKE IMPORT SHALL MEAN,
EXCEPT WHERE OTHERWISE EXPRESSLY SET FORTH BELOW, THE ACTUAL STATE OF KNOWLEDGE
OF THE MORTGAGE LOAN SELLER, ITS OFFICERS AND EMPLOYEES RESPONSIBLE FOR THE
UNDERWRITING, ORIGINATION, SERVICING OR SALE OF THE MORTGAGE LOANS REGARDING THE
MATTERS EXPRESSLY SET FORTH BELOW IN EACH CASE WITHOUT HAVING CONDUCTED ANY
INDEPENDENT INQUIRY INTO SUCH MATTERS AND WITHOUT ANY OBLIGATION TO HAVE DONE SO
(EXCEPT (I) HAVING SENT TO THE SERVICERS SERVICING THE MORTGAGE LOANS ON BEHALF
OF THE MORTGAGE LOAN SELLER, IF ANY, SPECIFIC INQUIRIES REGARDING THE MATTERS
REFERRED TO AND (II) AS EXPRESSLY SET FORTH HEREIN). ALL INFORMATION CONTAINED
IN DOCUMENTS WHICH ARE PART OF OR REQUIRED TO BE PART OF A MORTGAGE FILE, AS
SPECIFIED IN THE POOLING AND SERVICING AGREEMENT (TO THE EXTENT SUCH DOCUMENTS
EXIST) SHALL BE DEEMED WITHIN THE MORTGAGE LOAN SELLER'S KNOWLEDGE.

            The Mortgage Loan Seller hereby represents and warrants that, as of the date herein below specified or, if no such date is specified, as of the
Closing Date, except with respect to the Exceptions described on Schedule C to this Agreement and subject to Section 17 of this Agreement:

            1.    Mortgage Loan Schedule. The information set forth in the
Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing
Agreement) and correct in all material respects as of the date of this
Agreement.

            2.    Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan. The Mortgage
Loan Seller has full right, power and authority to transfer and assign each
Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances. Upon consummation of transactions contemplated by this Agreement, the Mortgage Loan Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each
Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Mortgage Loan Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

            3.    Payment Record. As of the Closing Date, the Mortgage Loan is
not, and in the prior 12 months (or since the date of origination if such
Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace period. If the Mortgage Loan Seller was the originator of the Mortgage Loan, the Mortgage Loan has not been 60 days or more past due in respect of any Monthly Payment (without giving effect to any applicable grace period) at any time since the date of origination. If the Mortgage Loan Seller was not the originator of the Mortgage Loan, the Mortgage Loan has not, to the
Mortgage Loan Seller's

                                     Ex. C-1

knowledge, been 60 days or more past due in respect of any Monthly Payment
(without giving effect to any applicable grace period) at any time since the date of origination.

            4.    Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such
Mortgage, in any event except for (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions, or a
"marked-up" commitment, in each case binding upon the title insurer), none of which (individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service such Mortgage Loan,
(c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions or "marked-up"
commitment, in each case binding upon the title insurer), none of which
(individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service such Mortgage Loan,
(d) other matters to which like properties are commonly subject, none of which
(individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service the related Mortgage
Loan, (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Mortgage Loan
Seller did not require to be subordinated to the lien of such Mortgage and which do not (individually or in the aggregate) materially interfere with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service the related Mortgage
Loan, (f) condominium declarations of record and identified in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions or "marked-up"
commitment, in each case binding upon the title insurer) and (g) if such
Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the
Mortgage for another Mortgage Loan contained in the same Cross-Collateralized
Group (the foregoing items (a) through (g) being herein referred to as the
"Permitted Encumbrances"). Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments and UCC Financing
Statements, establishes and creates a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable security interest in favor of the holder thereof in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property. The related assignment of such
Mortgage executed and delivered in favor of the Trustee is in recordable form
(but for insertion of the name of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller), unless the related Mortgage has been recorded in the name of

                                     Ex. C-2

Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, in which case no such assignment has been executed. Such assignment of Mortgage (if any) constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            5.    Assignment of Leases and Rents. There exists, to be included in the related Mortgage File as otherwise contemplated by this Agreement, an
Assignment of Leases, either as a separate instrument or as part of the
Mortgage, related to and delivered in connection with each Mortgage Loan that establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any
Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the
Mortgage Loan Seller) unless the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, in which case no such assignment has been executed. Such assignment of Assignment of Leases (if any) constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such
Assignment of Leases from the relevant assignor to the Trustee. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

            6.    Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related
Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

            7.    Condition of Property; Condemnation. In the case of each
Mortgage Loan, except as set forth in an engineering report prepared by a third party engineering consultant and included in the Servicing File and which has been the delivered to the initial Controlling Class Representative, the related
Mortgaged Property is, to the Mortgage Loan Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where: (1) an escrow of funds or insurance coverage or a letter of credit exists in an amount reasonably estimated to be sufficient to effect the necessary repairs and maintenance; or
(2) such repairs and maintenance have been completed; or (3) such repairs and maintenance are required to be completed and the amount reasonably estimated to be sufficient to effect the necessary repairs and maintenance does not exceed 5%
of the original principal balance of the related Mortgage Loan). None of the

                                     Ex. C-3

engineering reports referred to in the first sentence of this Paragraph 7 was prepared more than 18 months prior to the Closing Date. As of the date hereof, the Mortgage Loan Seller has no knowledge of any proceeding pending or written notice of any proceeding threatened for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Mortgage
Loan Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a "marked up" commitment)
obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan, (a) all of the improvements on the related Mortgaged Property considered material in determining the appraised value of the Mortgaged Property at origination lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value, marketability or current principal use of such Mortgaged Property, and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

            8.    Title Insurance. Each Mortgaged Property securing a Mortgage
Loan is covered by an American Land Title Association lender's title insurance policy or a comparable form of lender's title insurance policy approved for use in the applicable jurisdiction (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such
Mortgaged Property, subject only to any Permitted Encumbrances. Such Title
Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the
Mortgage Loan Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. Neither the Mortgage Loan Seller, nor to the Mortgage Loan Seller's knowledge, any other holder of the Mortgage Loan has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related
Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), the following:
(a) access to a public road; and (b) that if a survey was reviewed or prepared in connection with the origination of the related Mortgage Loan, the area shown on such survey is the same as the property legally described in the related
Mortgage.

            9.    No Holdback. The proceeds of each Mortgage Loan have been
fully disbursed (except in those cases where the full amount of the Mortgage
Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

                                     Ex. C-4

            10.   Mortgage Provisions. The Mortgage Loan Documents for each
Mortgage Loan, together with applicable state law, contain customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located).

            11.   Trustee under Deed of Trust. If the Mortgage for any Mortgage
Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b)
no fees or expenses are payable to such trustee by the Mortgage Loan Seller, the
Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or such customary fee, as may be payable, in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12.   Environmental Conditions. Except in the case of the Mortgage
Loans identified on Schedule C to this Agreement as Property Condition or
Engineering Report Loans, where the environmental assessment with respect to lead based paint, asbestos containing materials, and radon gas was included in the Property Condition or Engineering Report, with respect to each Mortgaged
Property (a) an environmental site assessment or an environmental site assessment update (each, an "Environmental Assessment") was performed by an independent third party environmental consultant with respect to each Mortgaged
Property securing a Mortgage Loan in connection with the origination of such
Mortgage Loan, (b) a report of each such Environmental Assessment or, in the case of a Property Condition or Engineering Report Loan, the applicable Property
Condition or Engineering Report, if any (each, an "Environmental Report"), is dated no earlier than twelve (12) months prior to the Closing Date and has been delivered to the Purchaser, and (c) either (i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such
Environmental Report does reveal any such material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property and the same has not been subsequently remediated in all material respects, then one or more of the following are true: (A) a party or parties not related to the related Borrower was identified as a responsible party for such condition or circumstance, (B)
the related Borrower was required to provide additional security in an amount reasonably estimated by the Mortgage Loan Seller to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related
Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Borrower provided a "no further action" letter or other evidence acceptable to the Mortgage Loan Seller in its reasonable business judgment, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage

                                     Ex. C-5

Loan, (F) there exists an escrow of funds reasonably estimated by the Mortgage
Loan Seller to be sufficient for purposes of effecting such remediation, (G) the related Borrower or other responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or recommended by the environmental site assessment, (H) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (I) a responsible party provided a guaranty or indemnity to the related Borrower and/or the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had, in the
Mortgage Loan Seller's sole discretion, an appropriate net worth, or the financial ability to pay or perform all of its obligations under such guaranty or indemnity, in light of such material violation of applicable environmental laws with respect to such known circumstances or conditions relating to the related Mortgaged Property. To the Mortgage Loan Seller's knowledge, there are no significant or material circumstances or conditions with respect to such
Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Mortgage Loan Seller in connection with the issuance of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. For the Mortgaged Properties identified on
Schedule C (Representation 12) to this Agreement, the Mortgage Loan Seller required the related Borrower to deliver, or the Mortgage Loan Seller itself obtained, a secured creditor impaired property insurance policy naming the
Mortgage Loan Seller and its successors and/or assigns as a loss payee (a
"Secured Creditor Policy") or a pollution legal liability policy naming the
Mortgage Loan Seller and its successors and/or assigns as an additional insured
(a "PLL Policy"; a Secured Creditor Policy or a PLL Policy, an "Environmental
Policy") (provided that a Mortgaged Property will not be identified on Schedule
C (Representation 12) to this Agreement unless the applicable Environmental
Policy was obtained to specifically address an environmental concern or in lieu of obtaining a Phase I environmental assessment or conducting additional environmental testing); such Environmental Policy has been issued by an insurer with a claims paying ability rating or a financial strength rating, as applicable, of no less than "AA" by each of S&P and Fitch; such Environmental
Policy is in full force and effect and all premiums required to be paid in connection with the issuance of such Environmental Policy have been so paid; and
either such Environmental Policy, by its terms, inures to the benefit of the holder of the related Mortgage Loan or, subject to the Seller's compliance with this Agreement, such Environmental Policy will be assigned to the Trustee within a reasonable period of time following the Closing Date. All Environmental
Reports that were in the possession of the Mortgage Loan Seller and that relate to a Mortgaged Property identified on Schedule C (Representation 12) to this
Agreement have been delivered to or disclosed to the environmental insurance carrier issuing the related Environmental Policy prior to the issuance of such
Environmental Policy. Each Environmental Policy covering a Mortgaged Property identified on Schedule C (Representation 12) to this Agreement that constitutes a Secured Creditor Policy is in an amount either (1) at least equal to 125% of the outstanding principal balance of the related Mortgage Loan or (2) equal to the lesser of cleanup costs and the outstanding principal balance of the related
Mortgage Loan and, in either case, such policy has a term ending no sooner than the date which is five years after the Stated Maturity Date (or, in the case of an ARD Loan, the Anticipated Repayment Date) of the Mortgage Loan to which it relates and either (x) does not provide for a deductible or (y)

                                     Ex. C-6

provides for a deductible and the amount of that deductible is held in escrow.
Each Environmental Policy covering a Mortgaged Property identified on Schedule C
(Representation 12) to this Agreement that constitutes a PLL Policy (1) has a term that is co-terminous with the Stated Maturity Date (or, in the case of an
ARD Loan, the Anticipated Repayment Date) of the related Mortgage Loan, (2)
provides for a deductible in an amount reasonably acceptable to the Mortgage
Loan Seller and (3) is in an amount reasonably acceptable to the Mortgage Loan
Seller. The Mortgage for each Mortgage Loan encumbering the related Mortgaged
Property or other related loan documents require the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

            13.   Loan Document Status. Each Mortgage Note, Mortgage and other agreement executed by or on behalf of the related Borrower with respect to each
Mortgage Loan is the legal, valid and binding obligation of the maker thereof
(subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. Except as set forth in the immediately preceding sentence, there was no valid offset, defense, counter claim or right of rescission available to the related Borrower with respect to any of the related Mortgage Notes, Mortgages or other loan documents, including, without limitation, any such valid offset, defense, counter claim or right based on intentional fraud by Mortgage Loan Seller in connection with the origination of the Mortgage Loan, that would deny the mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other loan documents.

            14.   Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each
Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and
100% of the replacement cost of the improvements located on the related
Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged
Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months
(18 months for Mortgage Loans above $35 million) (or a specified dollar amount which, in the reasonable judgment of the Mortgage Loan Seller, will cover no less than twelve (12) months (18 months for Mortgage Loans above $35 million) of rental income). Set forth on Schedule C (Representation 14) to this Agreement is a list of those Mortgaged Properties as to which a tenant having a net worth of at least $50,000,000 or an investment grade rating provided self-insurance, as contemplated by the second preceding sentence, as of the date of origination of the subject Mortgage Loan. All such

                                     Ex. C-7

hazard insurance policies described above contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee as an additional insured in the case of liability insurance policies or as a loss payee in the case of property insurance policies, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender, the Mortgage for each
Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in
Paragraph 18 below). Each Mortgage requires that the Borrower or a tenant of the
Borrower maintain insurance as described above or permits the mortgagee to require insurance or self-insurance as described above, and permits the mortgagee to purchase such insurance at the Borrower's expense if Borrower fails to do so or provides that the mortgagee has the general right to cure defaults of the Borrower. Each Mortgaged Property is also covered by comprehensive general liability insurance in an amount at least equal to $1 million. If any material part of the improvements, exclusive of a parking lot, located on a
Mortgaged Property is in an area identified in the Federal Register by the
Federal Emergency Management Agency as having special flood hazards, the related
Borrower is required to maintain flood insurance in respect thereof to the extent such flood insurance is available.

            15.   Taxes and Assessments. To the Mortgage Loan Seller's
knowledge, there are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related
Mortgage, or if there are such delinquent charges or taxes, or if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16.   Borrower Bankruptcy. To the Mortgage Loan Seller's knowledge, no Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding. To the Mortgage Loan Seller's knowledge, as of the origination of the Mortgage Loan, none of (x) the nonrecourse carveout guarantors or nonrecourse carveout indemnitors under the
Mortgage Loan, (y) any tenant with respect to more than 75% of the net rentable area at the related Mortgaged Property that is an Affiliate of the Borrower or
(z) the sole tenant at the Mortgaged Property (in the case of this clause (z), if substantially all of the Mortgaged Property is leased to a single tenant and the tenant was the owner of the Mortgaged Property immediately prior to the origination of the Mortgage Loan) was a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

                                     Ex. C-8

            17.   Local Law Compliance. To the Mortgage Loan Seller's knowledge, based upon any of a letter from governmental authorities, a legal opinion, an architect's letter, a zoning consultant's report, an endorsement to the related title policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject
Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Borrower at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect (i) the value of the related
Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan; or (ii) the principal use of the
Mortgaged Property as of the date of the origination of such Mortgage Loan). As of the date of origination, with respect to each legal non-conforming use or structure, the originator determined (based on either (x) any of a review of the applicable zoning law, a letter from a governmental authority, a legal opinion, an architect's letter, a zoning consultant's report, an endorsement to the related title policy or a combination of the foregoing or (y) due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located) that if a casualty occurred at that time, the Mortgaged Property could have been restored or repaired to such an extent that the use or structure of the restored or repaired property would be substantially the same use or structure, or law and ordinance insurance has been obtained, or a holdback has been established and the Borrower is required to take steps necessary to cause the Mortgaged Property to become a conforming use or structure.

            18.   Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

                        (a)   Such Ground Lease or a memorandum thereof has been
            submitted for recording; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and
            there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related
            Mortgage File;

                        (b)   The related lessee's leasehold interest in the
            portion of the related Mortgaged Property covered by such Ground
            Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related
            Fee Interest and Permitted Encumbrances;

                        (c)   The Borrower's interest in such Ground Lease is
            assignable to, and is thereafter further assignable by, the
            Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it

                                     Ex. C-9

            either has been obtained or cannot be unreasonably withheld;
            provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid). If required by such Ground
            Lease, the lessor has received notice of the lien of the related
            Mortgage in accordance with the provisions of such Ground Lease;

                        (d)   The related ground lessor has agreed to provide
            the holder of the Mortgage Loan notice and the holder of such
            Mortgage Loan is permitted a reasonable time to cure any default or breach by the lessee thereunder, including such time as is necessary to gain possession of the Mortgaged Property, by foreclosure or otherwise, if possession is necessary to effect such cure, before the lessor thereunder may terminate such Ground Lease;

                        (e)   In connection with the origination of such
            Mortgage Loan, the related ground lessor provided an estoppel to the originator confirming that the related Borrower was not then in default under such Ground Lease; such Ground Lease provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to the mortgagee; the Mortgage Loan Seller has not received any written notice of default under or termination of such
            Ground Lease; to the Mortgage Loan Seller's knowledge, there is no material default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease; and, to the
            Mortgage Loan Seller's knowledge, such Ground Lease is in full force and effect as of the Closing Date;

                        (f)   Such Ground Lease has an original term (or an
            original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the mortgagee if it takes possession of such leasehold interest) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years if such Mortgage Loan fully or substantially amortizes by the stated maturity;

                        (g)   Such Ground Lease requires the lessor to enter
            into a new lease with a mortgagee upon termination of such Ground
            Lease as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower, unless the mortgagee under such Mortgage Loan fails to cure a curable default of the lessee under such Ground Lease following notice thereof from the lessor;

                        (h)   Under the terms of such Ground Lease and the
            related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially

                                    Ex. C-10

            unreasonable by a prudent commercial mortgage lender) or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

                        (i)   Such Ground Lease does not impose any restrictions
            on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender on a similar mortgaged property in the lending area where the Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

                        (j)   Such Ground Lease may not be amended or modified
            or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns, provided that such mortgagee has provided the ground lessor with notice of its lien in accordance with the terms of such Ground
            Lease.

            19.   Qualified Mortgage. Such Mortgage Loan is a "qualified
mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury
Regulations Section 1.860G-2(a) (but without regard to the rule in Treasury
Regulations Section 1.860G-2(f)(2)).

            20.   Advancement of Funds. In the case of each Mortgage Loan,
neither the Mortgage Loan Seller nor, to the Mortgage Loan Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under a related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage
Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21.   No Equity Interest, Equity Participation or Contingent
Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment
Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment.

            22.   Legal Proceedings. To the Mortgage Loan Seller's knowledge, there are no pending actions, suits, governmental investigations or proceedings by or before any court or governmental authority against or affecting the
Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property, the

                                    Ex. C-11

principal benefit of the security intended to be provided by the Mortgage Loan
Documents, the current ability of the Mortgaged Property to generate net cash flow sufficient to service such Mortgage Loan, or the current principal use of the Mortgaged Property.

            23.   Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or other underwriting criteria specified therein. To the Mortgage Loan Seller's knowledge, except for cases involving Cross-Collateralized Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related
Mortgage. Each of the related Mortgage Loan Documents requires the Borrower to pay all reasonable costs and expenses related to obtaining consent to an encumbrance.

            24.   No Mechanics' Liens. As of the date of origination and, to the
Mortgage Loan Seller's knowledge, as of the Closing Date, each Mortgaged
Property securing a Mortgage Loan (exclusive of any related personal property)
is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance; and, to the Mortgage Loan Seller's knowledge, no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25.   Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26.   Licenses and Permits. To the Mortgage Loan Seller's knowledge, as of the date of origination of each Mortgage Loan, and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related borrower at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued, and, as of the Cut-Off Date, the Mortgage Loan Seller has no written notice that the related Borrower was not in possession of such licenses, permits and franchises or that such licenses, permits and franchises have not otherwise been issued.

            27.   Cross-Collateralization. No Mortgage Loan is
cross-collateralized with any loan which is outside the Mortgage Pool.

            28.   Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
U.S. "government securities" within the meaning of

                                    Ex. C-12

Treasury Regulations Section 1.860G-2(a)(8)(i) in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are
Cross-Collateralized Mortgage Loans and the other individual Mortgage Loans secured by multiple parcels may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements, (ii) the payment of a release price and, if so provided in the related Mortgage Loan Documents, prepayment consideration in connection therewith or (iii) the substitution of real property collateral; and
provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Mortgage Loan Seller did not give any material value in underwriting the Mortgage Loan. With respect to any full or partial release or substitution of collateral, as contemplated by the provisos to the immediately preceding sentence, either: (a) such release or substitution of collateral (i) would not constitute a "significant modification"
of the subject Mortgage Loan within the meaning of Treasury Regulations Section
1.860G-2(b)(2) and (ii) would not cause the subject Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code;
or (b) the mortgagee or servicer can, in accordance with the related Mortgage
Loan Documents, condition such release or substitution of collateral on the related Borrower's delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (a).

            29.   Defeasance. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan either (A) (1) permits defeasance no earlier than two years after the Closing Date, (2) permits defeasance only with substitute collateral constituting "government securities"
within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i), in an
amount sufficient to make all scheduled payments under the Mortgage Note and (3)
has been transferred by the Mortgage Loan Seller with the intent that the defeasance provision not be utilized (x) for any reason other than to facilitate the disposition of the Mortgaged Property or any other customary commercial transaction or (y) as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages or (B) requires that a legal opinion or opinions be delivered with respect to the defeasance that states subject to customary assumptions and qualifications that the holder of the such
Mortgage Loan has a first priority perfected security interest in the defeasance collateral and that the defeasance will not cause the Trust to fail to qualify as a REMIC as defined in the REMIC Provisions (the "Legal Opinion"). The related
Mortgage Loan Documents enable the lender to charge the Borrower for the expenses associated with permitting a defeasance and provide for the following items (or otherwise contain provisions pursuant to which the holder can require such items): (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) the Legal Opinion, and (c) a letter or other written evidence from the Rating Agencies to the effect that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates.

            30.   Fixed Rate Loan. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

                                    Ex. C-13

            31.   Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

            32.   No Material Default. To the Mortgage Loan Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan and no event has occurred which, with the passing of time or giving of notice and the expiration of any grace or cure period, would constitute such a material default or breach;
provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Mortgage Loan Seller in this Exhibit C.
Neither the Mortgage Loan Seller nor any servicer on behalf of the Mortgage Loan
Seller has accelerated the Mortgage Loan or commenced judicial or non-judicial foreclosure proceedings with respect to the Mortgage Loan.

            33.   Due-on-Sale. Except for transfers to specific parties that are identified and pre-approved in the Mortgage Loan Documents and except with respect to certain transfers by reason of family and estate planning and/or a substitution or release of collateral within the parameters of Paragraph 28 above, each Mortgage contains a "due on sale" clause which expressly or effectively provides for the acceleration of the payment of the unpaid principal balance and accrued interest of the related Mortgage Loan if, without the prior written consent of the holder of such Mortgage and/or the satisfaction of specified criteria set forth in the related Mortgage Loan Documents, the property subject to the Mortgage or any material portion thereof, or any controlling interest in the Borrower is directly or indirectly transferred, sold or pledged; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Borrower's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Borrower or constituent entities of the Borrower to a third party or parties related to the Borrower upon the Borrower's satisfaction of certain conditions precedent.

            34.   Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Principal Balance of $10,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a
"Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the
Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Mortgaged Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan Documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates except on an arm's-length basis.

                                    Ex. C-14

            35.   Whole Loan. Each Mortgage Loan is a whole loan and not a
participation interest in a mortgage loan.

            36.   Security Interests in Hospitality Properties. If any Mortgaged
Property securing a Mortgage Loan is operated as a hospitality property then (a)
the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid and enforceable (subject to the exceptions set forth in Paragraph
13 above) first priority security interest in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more Uniform Commercial Code financing statements covering such personal property have been filed or recorded (or have been sent for filing or recording)
wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a Uniform Commercial Code financing statement under applicable law).
The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the
Mortgage Loan Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and binding assignment thereof from the relevant assignor to the
Trustee.

            37.   Prepayment Premiums. Prepayment Premiums payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties"
within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            38.   [RESERVED]

            39.   [RESERVED]

            40.   Recourse. The related Mortgage Loan Documents contain
provisions providing for recourse against the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower, or a natural person, for damages sustained in connection with the Borrower's fraud, material misrepresentation or misappropriation or misapplication of rents, insurance proceeds or condemnation proceeds. The related Mortgage Loan Documents contain provisions pursuant to which the related Borrower, a principal of such
Borrower or an entity controlled by a principal of such Borrower, or a natural person, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental covenants.

            41.   Assignment of Collateral. There is no material collateral
securing any Mortgage Loan that has not been assigned to the Purchaser.

            42.   Fee Simple or Leasehold Interests. The interest of the related
Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

            43.   Escrows. All escrow deposits (including capital improvements, environmental remediation reserves and other reserve deposits, if any) relating to any Mortgage

                                    Ex. C-15

Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan Documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Mortgage Loan Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits which are required for the administration and servicing of such Mortgage Loan are conveyed hereunder to the
Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any material improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the Closing Date, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

            44.   Operating Statements. In the case of each Mortgage Loan, the related Mortgage Loan Documents require the related Borrower, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than quarterly and annually and financial statements of the Borrower not less frequently than annually (except if the Mortgage Loan has an outstanding principal balance of less than or equal to $4,000,000 as of the Cut-off Date or the related Mortgaged
Property has only one tenant, in either of which cases the Mortgage Loan
Documents require the Borrower, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Borrower annually), and such other information as may be required therein.

            45.   Appraisals. An appraisal of the related Mortgaged Property was conducted in connection with the origination of the Mortgage Loan, which appraisal is signed by an appraiser, who, to the Mortgage Loan Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Borrower or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; in connection with the origination of the Mortgage Loan, each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation.

            46.   No Capital Contributions. The Mortgage Loan Seller has no
obligation to make any capital contributions to the related Borrower under the
Mortgage Loan.

            47.   Grace Periods. The related Mortgage or Mortgage Note provides a grace period for Monthly Payments no longer than ten (10) days from the applicable Due Date.

            48.   Access Routes. Based solely on surveys, title insurance
reports, the Title Policy, the engineering report, the appraisal and/or other relevant documents included in the Mortgage File, at the time of origination of the Mortgage Loan, the Mortgaged Property had access to a public road.

            49.   Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for

                                    Ex. C-16

creation of separate tax lots, in which case the Mortgage Loan requires the
Borrower to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part.

            50.   Loan Servicing. The servicing practices used with respect to each Mortgage Loan have been in all material respects legal, proper, and prudent.

            51.   Terrorism Insurance. With respect to each Mortgage Loan that has a Stated Principal Balance as of the Cut-off Date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage.
With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the
Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on Schedule C to this Agreement.

                                    Ex. C-17

                                   SCHEDULE C

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                            INDIVIDUAL MORTGAGE LOANS

                    PRINCIPAL COMMERCIAL FUNDING II - PWR 17

--------------------------------------------------------------------------------
               REP. NO. 2 - WHOLE LOAN; OWNERSHIP OF MORTGAGE LOAN
--------------------------------------------------------------------------------

      LOAN NO. - 755370 (PARKWOOD APARTMENTS)

      EXPLANATION - This Mortgage Loan has a related Note B for $500,000 to
      Principal Life Insurance Company which will not be held within the trust.
      The Note B is subordinate to the Note A as set forth in the Co-Lender
      Agreement between the holders of the Note A and Note B. LTV on the combined debt is 49.2%.

      LOAN NO. - 756010 (GRACELAND SHOPPING CENTER)

      EXPLANATION - This Mortgage Loan has a related Note B for $500,000 to
      Principal Life Insurance Company which will not be held within the trust.
      The Note B is subordinate to the Note A as set forth in the Co-Lender
      Agreement between the holders of the Note A and Note B. LTV on the combined debt is 63.5%.

--------------------------------------------------------------------------------
              REP. NO. 6 - MORTGAGE STATUS; WAIVERS & MODIFICATIONS
--------------------------------------------------------------------------------

      LOAN NO. - 755370 (PARKWOOD APARTMENTS)

      EXPLANATION - This Mortgage Loan has a related Note B for $500,000.00 to
      Principal Life Insurance Company, which will not be held within the trust.
      The Note B is subordinate to Note A, as set forth in the Co-Lender
      Agreement between the holders of Note A and Note B. The LTV on the combined debt is 49.2%.

      LOAN NO. - 756010 (GRACELAND SHOPPING CENTER)

      EXPLANATION - This Mortgage Loan has a related Note B for $500,000 to
      Principal Life Insurance Company which will not be held within the trust.
      The Note B is subordinate to the Note A as set forth in the Co-Lender
      Agreement between the holders of the Note A and Note B. LTV on the combined debt is 63.5%.

                                    Sch. C-1

--------------------------------------------------------------------------------
                     REP. NO. 12 - ENVIRONMENTAL CONDITIONS
--------------------------------------------------------------------------------

      LOAN NO. - 756110 (110 MELRICH)

      EXPLANATION - The environmental report disclosed that an unknown pink liquid was reported in 1993 to the Emergency Response Notification System
      ("ERNS"). It is not known who reported the incident. All that is known is that the pink liquid was reportedly released from a pipe extending from the rear wall of the Fitzpak tenant space onto the ground. The loan will be recourse to Jason Quick, Heather Quick Allison and Wendy Quick McClain
      until receipt of evidence from either the United States Environmental
      Protection Agency or the New Jersey Department of Environmental Protection
      that no further action is necessary regarding the reported discharge. The
      LTV for the property is 44.8%.

      LOAN NO. - 756088 (PROMENADE SHOPPING CENTER)

      EXPLANATION - The environmental report disclosed that a former dry cleaner that was located at this property caused elevated levels of trichloroethylene ("TCE") at the property. The facility has yet to receive regulatory closure and has been admitted to the Florida Drycleaner Solvent
      Program. A $5,000,000 pollution legal liability policy from ACE INA
      Insurance is in place. The policy matches the anticipated repayment date of the loan (9/1/2012). ACE INA Insurance does not have claims paying ability or financial strength ratings from S&P or Fitch. The AM Best rating for ACE INA Insurance is A VIII with a stable outlook.

--------------------------------------------------------------------------------
                             REP. NO. 14 - INSURANCE
--------------------------------------------------------------------------------

      LOAN NO. - 755448 (165-175 MAIN STREET)

      EXPLANATION - Loss of Rents coverage was waived for this loan as the tenant, Inserra Supermarkets Inc, does not have abatement or termination rights in their lease due to a casualty.

      LOAN NO. - 755964 (SOUTHSIDE LANDING)

      EXPLANATION - Fire and extended perils coverage (including terrorism coverage) was waived as the security for this loan is a mobile home park.

                                    Sch. C-2

--------------------------------------------------------------------------------
                       REP. NO. 17 - LOCAL LAW COMPLIANCE
--------------------------------------------------------------------------------

      LOAN NO. - 755773 - (347 WEST 36TH STREET)

      EXPLANATION - The property is legal non-conforming with respect to setback lines, height and floor area ratio requirements. The current rear setback requirement is 20 feet and the zoning report estimates the property encroaches this by +/-10.33 ft. The current height requirement is 90 feet with an additional 4 feet for each 1 foot of setback. The certificate of occupancy references the building height at 181.5 feet. There are four setbacks on the 9th, 11th, 13th and 15th floors of approximately 4 feet each which would allow additional height of approximately 64 feet, which increases the allowable height to approximately 154 feet (90 feet plus approximately 64 feet). Thus it is estimated that the building exceeds the height requirement by +/- 27.5 ft. The floor area ratio exceeds the requirement by 1.96. The property can be rebuilt to its current state so long as destruction does not exceed 75% of the total floor area of the building. Ordinance and Law coverage was obtained. The LTV for the property is 45.2%.

      LOAN NO. - 755981 (THE SUMMIT AT LOS FELIZ APARTMENTS)

      EXPLANATION -The property is legal non-conforming with respect to parking, height, and front setback. Zoning requires 107 spaces, and the property has 77 spaces (deficient 30 spaces). The current maximum height requirement is 2 stories/30 feet and the building height is 3 stories, and the property exceeds this requirement by 1 story. The current required front setback line is 15 feet and the property has a front setback of 6 feet (encroaches by 9 feet). The property can be rebuilt to its current state unless there is casualty damage of more than 75% of the structure.
      Ordinance and Law coverage was obtained.

      LOAN NO. - 756008 (ONE SILVERLINE DRIVE)

      EXPLANATION - The property is legal non-conforming with respect to parking. Zoning requires 738 spaces, and the property has 420 spaces
      (deficient 318 spaces). The property can be rebuilt to its current state unless there is casualty damage of more than 50% of the structure. A recourse carve out was added in paragraph 9(k) of the Note.

      LOAN NO. - 756055 (SPACE CENTER STORAGE PORTFOLIO)

      EXPLANATION - The collateral for this loan consists of 8 self-storage properties that have 97 buildings and 6 industrial buildings as well as 2 industrial properties that contain 3 buildings. The property located at
      1990 Midland Trail, Shelbyville, KY is legal non-conforming with respect to setback line requirements and parking. The current rear setback requirement is 25 feet and one of thirteen buildings encroaches the rear setback by 12.7 feet. The property requires 26 parking spaces and there are currently no parking spaces striped (deficient 26 spaces). The property can be rebuilt to its current state unless there is casualty damage of more than 50% of the current replacement value. Ordinance and
      Law coverage was obtained. The LTV for the property is 65.9% and the loan has a 20 year amortization.

                                    Sch. C-3

      LOAN NO. - 756060 (21 CORTES STREET)

      EXPLANATION - The property is legal non-conforming with respect to height, floor area ratio and parking requirements. The current height requirement is 3 stories/35 feet and the actual height is 5 stories/63.4 feet, thus the current structure exceeds the height requirement by 2 stories/28.4 feet. The floor area ratio requirement is 2.0 and the approximate floor area ratio is 3.0486 and thus it exceeds the requirement by 1.0486. The property requires 0.7 parking spaces per unit (0.7 times 6 units equals 4 required spaces) and there are no parking spaces (deficient 4 spaces). The property can be rebuilt to its current state provided that after public notice and hearing the Board of Appeal grants permission for such reconstruction, provided also that the building or structure as reconstructed, shall not exceed by more that 25% either in volume or in area the building or structure existing on the effective date of the code and provided further that the aggregate amount expended for reconstructing a non-conforming building or structure after the effective date of the code shall not exceed 50% of the physical value of the building or structure. The loan documents contain language requiring borrower to paydown the loan in the event of casualty to a 1.36x debt service coverage in the event the property can not be rebuilt to its current state due to the zoning deficiencies noted above. Borrower's failure to paydown the loan shall be an event of default, and the loan becomes fully recourse.
      Ordinance and Law coverage was obtained. The LTV for the property is
      61.2%.

      LOAN NO. 756110 - 110 MELRICH

      EXPLANATION - The property is legal non-conforming with respect to violation of building setback lines. The current required side setback line is 25 feet or the height of the structure. The current building height is 31 feet. The side setback should be 31 feet and the property has a side setback of 15.04 feet, thus it exceeds the requirement by 15.96 feet. The property can be rebuilt to its current state unless there is casualty damage of more than 50% of the structure. Ordinance and Law coverage was obtained. The LTV for the property is 44.8%.

--------------------------------------------------------------------------------
                       REP. NO. 23 - OTHER MORTGAGE LIENS
--------------------------------------------------------------------------------

      LOAN NO. - 755370 (PARKWOOD APARTMENTS)

      EXPLANATION - This Mortgage Loan has a related Note B for $500,000.00 to
      Principal Life Insurance Company, which will not be held within the trust.
      The Note B is subordinate to Note A, as set forth in the Co-Lender
      Agreement between the holders of Note A and Note B. The LTV on the combined debt is 49.2%.

      LOAN NO. - 756010 (GRACELAND SHOPPING CENTER)

      EXPLANATION - This Mortgage Loan has a related Note B for $500,000 to
      Principal Life Insurance Company which will not be held within the trust.
      The Note B is subordinate to

                                    Sch. C-4

      the Note A as set forth in the Co-Lender Agreement between the holders of the Note A and Note B. LTV on the combined debt is 63.5%.

--------------------------------------------------------------------------------
                      REP. NO. 27 - CROSS COLLATERALIZATION
--------------------------------------------------------------------------------

      LOAN NO. - 755370 (PARKWOOD APARTMENTS)

      EXPLANATION - Note A is cross collateralized and cross defaulted with Note
      B. The LTV on the combined debt is 49.2%.

      LOAN NO. - 756010 (GRACELAND SHOPPING CENTER)

      EXPLANATION - Note A is cross collateralized and cross defaulted with Note
      B. The LTV on the combined debt is 63.5%.

--------------------------------------------------------------------------------
                       REP. NO. 34 - SINGLE PURPOSE ENTITY
--------------------------------------------------------------------------------

      LOAN NO. - 755370 (PARKWOOD APARTMENTS)

      EXPLANATION - Borrower not required to be a SPE but is required to be a single asset entity. The LTV for the property is 47.5%.

      LOAN NO. - 755686 (346 MADISON AVENUE)

      EXPLANATION - Borrower is required to be a SPE, but the following is an exception to such requirement. Borrower is allowed to have commercially reasonable unsecured trade payables not to exceed $2,000,000 outstanding at any time in the ordinary course of business relating to the ownership and operation of the Premises which are paid within 60 days of the date incurred.

      LOAN NO. - 755771 (HILTON GARDEN INN)

      EXPLANATION - Borrower is required to be a SPE, but the following are exceptions to such requirement: Borrower has entered into an Operating
      Lease with an affiliate for the entire property. Said lease provides for all income from the property to flow to Borrower for payment of expenses, debt service, etc. Borrower has guaranteed the Franchise License Agreement between the licensee and Hilton Hotels. The LTV for the property is 65.8%.

      LOAN NO. - 756055 (SPACE CENTER STORAGE PORTFOLIO)

      EXPLANATION - Borrower not required to be a SPE but is required to be a single asset entity. The LTV for the property is 65.9%.

                                    Sch. C-5

      LOAN NO. - 756088 (PROMENADE SHOPPING CENTER)

      EXPLANATION - In the event of a Release, due to tax considerations in
      Florida, the Borrower has 30 days to transfer the ownership of the release parcel to a new owner. During this period, Borrower will not be a SPE. A carve-out obligation has been added.

--------------------------------------------------------------------------------
              REP. NO. 35 - WHOLE LOAN; OWNERSHIP OF MORTGAGE LOAN
--------------------------------------------------------------------------------

      LOAN NO. - 755370 (PARKWOOD APARTMENTS)

      EXPLANATION - This Mortgage Loan has a related Note B for $500,000.00 to
      Principal Life Insurance Company which will not be held within the trust.
      The Note B is subordinate to the Note A as set forth in the Co-Lender
      Agreement between the holders of the Note A and Note B. LTV on the combined debt is 64.8% .

      LOAN NO. - 756010 (GRACELAND SHOPPING CENTER)

      EXPLANATION - This Mortgage Loan has a related Note B for $500,000.00 to
      Principal Life Insurance Company which will not be held within the trust.
      The Note B is subordinate to the Note A as set forth in the Co-Lender
      Agreement between the holders of the Note A and Note B. LTV on the combined debt is 62.5% .

                                    Sch. C-6

                                   EXHIBIT D-1

                     FORM OF CERTIFICATE OF THE SECRETARY OR
               AN ASSISTANT SECRETARY OF THE MORTGAGE LOAN SELLER

                    Executed Certificate attached at Tab 45.

                                    Ex. D-1-1

                                   EXHIBIT D-2

                 FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

                       CERTIFICATE OF MORTGAGE LOAN SELLER

            In connection with the execution and delivery by Principal
Commercial Funding, LLC ("PCFII") of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase and Sale
Agreement dated as of September 12, 2007 (the "Mortgage Loan Purchase
Agreement") among PCFII as seller and Bear Stearns Commercial Mortgage
Securities Inc. as purchaser (the "Purchaser"), the undersigned hereby certifies that (i) except as previously disclosed to the Purchaser in writing, the representations and warranties of PCFII in or made pursuant to Section 4(a) of the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, (ii) PCFII has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the
Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof, and (iii) since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage
Loans pursuant to the Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of PCFII. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the
Mortgage Loan Purchase Agreement.

                                       Certified this __ day of September, 2007.

                                       PRINCIPAL COMMERCIAL FUNDING II, LLC

                                       By: _____________________________________
                                       Name:
                                       Title:

                                       By: _____________________________________
                                       Name:
                                       Title:

                                    Ex. D-2-1

                                  EXHIBIT D-3A

                    FORM OF OPINION PURSUANT TO SECTION 7(VI)

                                   [Reserved]

                                   Ex. D-3A-1

                                  EXHIBIT D-3B

                   FORM OF OPINION PURSUANT TO SECTION 7(VII)

                      Executed opinion attached at Tab 100.

                                   Ex. D-3B-1

                                  EXHIBIT D-3C

                   FORM OF OPINION PURSUANT TO SECTION 7(VIII)

                 Executed opinion attached at Tab 97 and Tab 98.

                                   Ex. D-3C-1